Exhibit 10.34

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

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SHELL CHIMIE S.A.

and

KRATON POLYMERS FRANCE S.A.S.

FIRST AMENDED AND RESTATED

SITE SERVICES, UTILITIES,

MATERIALS AND FACILITIES

AGREEMENT

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FIRST AMENDED AND RESTATED SITE SERVICES, UTILITIES,

MATERIALS AND FACILITIES AGREEMENT

THIS AGREEMENT AND RESTATED AGREEMENT made the 28th day of February     , 2001 BETWEEN:

1.	SHELL CHIMIE S.A., a company incorporated under the laws of France with its principal office at Chemin Départmental 54, 13130, Berre L’Etang, France (the “Supplier”); and

2.	KRATON POLYMERS FRANCE S.A.S., a société par actions simplifiéé incorporated under the laws of France with its principal office at Chemin Départmental 54, 13130, Berre L’Etang, France (the “Purchaser”).

WHEREAS

(A)	The Supplier or Affiliates of the Supplier operate the Site;

(B)	The Purchaser owns the Plant;

(C)	The Parties have entered into a Site Services, Utilities, Materials and Facilities Agreement (the “SUMF Agreement”) for the supply and purchase of certain SUMF Items in connection with such operations and assets;

(D)	Shell Petroleum N.V. has entered into Transaction Documents with RK Polymers LLC (formerly known as Ripplewood Chemical Acquisition LLC), as the purchaser, for the sale of its interest in the shares of Kraton Polymers Holdings B.V. to such purchaser;

(E)	In connection with the closing of such sale transaction, the Parties want to amend and restate the SUMF Agreement as set forth below:

NOW, THEREFORE, the Parties agree as follows:

ARTICLE 1: DEFINITIONS

In this Agreement and the Schedules hereto:

“Affiliate” means in relation to the Supplier, N.V. Koninklijke Nederlandsche Petroleum Maatschappij, The “Shell” Transport and Trading Company, p.l.c. (together the “Parent Companies”) or any entity other than the Parties which is directly or indirectly affiliated with either or both of the Parent Companies.

In relation to the Purchaser, “Affiliate” means Kraton Polymers Holdings B.V. and any entity other than the Parties which is directly or indirectly affiliated with that company.

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In relation to any Third Party successors of the Parties, “Affiliate” means any entity which is directly or indirectly affiliated with that Third Party successor. For the purposes of this definition, a particular entity is:

(i)	directly affiliated with another entity or entities if the latter hold(s) or otherwise control(s) by proxy or agreement shares or other ownership interests carrying more than fifty percent (50%) of the votes exercisable at a general shareholders meeting (or its equivalent) of the entity in question; and

(ii)	indirectly affiliated with an entity or entities (the “parent or parents”) if a series of entities can be specified, beginning with their parent or parents and ending with the particular entity, so related that each entity or entities in the series, except the parent or parents, is directly affiliated with one or more of the entities earlier in the series;

“Agreement” means this First Amended and Restated Site Services, Utilities, Materials and Facilities Agreement, including its Schedules and attachments, and any amendments hereto to which the Parties may consent from time to time;

“Annual Plan and Budget” means the annual plan and budget approved under Article 8. The Annual Plan and Budget for the First Operating Year is the relevant part of the Annual Plan and Budget set out in Schedule 2;

“Annual Production Programme” means the annual production programme prepared by the Purchaser in accordance with Article 8;

“Business Day” means any day of the week other than Saturday, Sunday or a public holiday at the location of the Plant;

“Commercially Reasonable” when used in the context of efforts to be taken means efforts which would ordinarily be taken by a business person in the applicable industry were he in the position under this Agreement of being the supplier of SUMF Items or the owner of the Plant, whichever shall be the relevant case. Such efforts shall only be taken at the sole cost and request of the Party entitled to request or require “commercially reasonable” efforts (“the Requiring Party”) provided however, that the Party who undertakes such efforts shall not be (i) obligated to interfere with its own business activities or plans, nor (ii) required to employ additional employees in order to accomplish such matters, nor (iii) required to expend any of its own funds to accomplish such request without the right to reimbursement from the Requiring Party;

“Confidential Record” means, without limitation, any publications, printed matter, manuals, reports, letters, telexes, drawings, computer programs, photographs, films, video, tape, diskette, CD-ROM and other information carriers or media conveying information and any other material containing confidential information;

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“Default Rate” means a percentage equal to the base lending rate of the bank specified in Schedule 1 plus three percent (3%) p.a.;

“Delivery Point(s)” means the location(s) specified in the Schedules to which each SUMF Item will be delivered and at which title and risk passes from the Supplier to the Purchaser for each SUMF Item;

“Direct Site Costs” means the direct fixed costs (without mark-up or profit factor, except in accordance with Article 6.1(F)) incurred at the Site by the Supplier in providing SUMF but which do not vary with consumption, usage or production. Fixed costs include personnel costs (which include, but are not limited to, wages, associated benefits, applicable taxes and allocated pension costs) for the personnel directly involved in the provision of SUMF Items and the costs of any SUMF Items procured by the Supplier for the Purchaser from a Third Party in accordance with this Agreement.

If costs, including personnel costs, are incurred at the Site partly in connection with providing SUMF and partly in connection with other activities, an allocation of such costs shall be included in Direct Site Costs.

For the avoidance of doubt, Direct Site Costs shall not include charges for the depreciation or amortisation of SUMF Assets;

“Dispute” means any dispute or difference which arises between the Parties in connection with or arising out of this Agreement (including, without limitation, any dispute as to the existence, termination or validity of this Agreement or any provision of it);

“Effective Date” means February 28, 2001;

“Environmental Agreement” means the Non-US Environmental Agreement dated as of January 31, 2001 by and between Shell Petroleum N.V. and Shell Elastomers, Inc.;

“Environmental Law” means any applicable law relating to Environmental Matters;

“Environmental Loss or Damage” means any Loss or Damage relating to the infringement on or after the Effective Date of an Environmental Law and/or any other Environmental Matter being the basis for any claim or possible claim; (i) by governmental authorities for enforcement, fines, cleanup, removal, response, remediation, or other actions or damages pursuant to any applicable Environmental Law; or (ii) by any third person, including the Parties, seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief or otherwise giving rise to Loss or Damage;

“Environmental Matters” means; (i) the protection of the environment, worker health and safety and/or the public welfare from actual or potential exposure (or the effects of exposure) to any actual or potential release, discharge, disposal or emission (whether past or present) of any hazardous substance or waste; (ii) the manufacture, processing,

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distribution, use, treatment, labelling, storage, disposal, transport or handling of any hazardous substance or waste, or (iii) soil or groundwater contamination, air pollution or surface water pollution or other actual or threatened impact on the environment, worker health and safety or public welfare;

“Environmental Protection System” means any environmental protection system used by Supplier in connection with the provision of the SUMF Items, including without limitation, biotreater, waste water treatment plant, and all pipes, drains, channels, conduits, sumps and other items, plant or machinery connected with or associated with such system;

“Financial Reporting Accounts” means those books and records maintained by the Supplier for financial reporting to the Supplier’s parent company(ies) or corporate headquarters, which shall be maintained in accordance with generally accepted accounting principles and which shall be applied on a consistent basis;

“Firm Capacity Reservation” means the maximum volume of a SUMF Item to be supplied under this Agreement as specified in Schedule 2;

“First Operating Year” means the period from the Effective Date until the following 31st December;

“Force Majeure” has the meaning given to this term in Article 18.4;

“Gross Negligence” means a failure to perform a duty of care in reckless disregard of the reasonably foreseeable consequences (as distinguished from a mere failure to exercise ordinary care) which affects the life or property of another;

“HSE” means health, safety and/or environment;

“Intellectual Property Transfer and Licence Agreement” means the Agreement dated as of January 31, 2001 between Shell International Research Maatschappij B.V. and Kraton Polymers Research B.V. relating to intellectual property transfer and licensing;

“Interest Rate” means a percentage equal to the base lending rate of the bank specified in Schedule 1 plus one point five percent (1.5%) p.a.;

“Invoice Dispute” means a Dispute the resolution of which shall be determined in accordance with the provisions in Article 7.2;

“Joint Operating Committee” means the operating committee to be formed of the Purchaser’s Representative and the Supplier’s Representative which shall have the functions set out in Schedule 5;

“Legal Requirements” means all applicable European Union laws and regulations and national and local laws and regulations;

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“Liability” includes all and any claims, liabilities, costs, damages, expenses, fines and penalties;

“LT SUMF” or “Long Term SUMF” has the meaning given to this term in Article 4.3;

“Loss or Damage” means any loss or damage or injury of whatever nature, including without limitation, personal injury, disease and death;

“Meter” means the meter or other appropriate measuring device located at or near the Delivery Point for the relevant SUMF Item;

“Negligence” means a failure to execute ordinary care that affects the life or property of another;

“Operating Agreement” means the First Amended and Restated Operating and Maintenance Services Agreement, dated as of the Effective Date between the Parties;

“Overheads” means, without duplication of any Direct Site Cost, in relation to each SUMF Item, an equitable allocation of the fixed costs incurred at the Site related to management and operation of the Site that are not specifically attributable to a certain plant at the Site (without mark-up or profit factor, except in accordance with Article 6.1(F)), including the following (where they are not provided as separate SUMF Items): Site management and general services; fire fighting, security and protection of HSE; use of the medical department; office services, accommodation and catering; and taxes;

Overheads shall not include any allocated costs of corporate services, unless incurred for specific services in the same manner as Third Party services, such as tax, legal or other services;

“Party” or “Parties” means the Supplier and/or the Purchaser as the case requires, their successors and permitted assigns;

“Plant” means the plant described in Attachment 1 to Schedule 1 situated at the Site;

“Pre-contractual Statement” means any draft, agreement, undertaking, representation, warranty, promise, assurance or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of this Agreement made or given by any person at any time prior to the date of this Agreement;

“Property” means, in relation to each Party, the plants, buildings and other improvements, land and/or other real property interests, fixtures, equipment, inventory, finished product, vehicles and other tangible personal property interests owned or leased by a Party that are now or in the future located within the Site or, in relation to the Supplier, elsewhere if used to provide SUMF;

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“Purchaser’s Representative” means the person named as being the Purchaser’s representative in Schedule 1 and any successor to that position;

“Reasonable Actions” when used in the context of actions to be taken, means efforts that would ordinarily be taken by a business person in the applicable industry were he in the position under this Agreement of being the supplier of SUMF Items or the owner of the Plant, whichever shall be relevant;

“Shell’s HSE and Technical Standards” means those standards as defined and applied by the Royal Dutch/Shell group of companies for services and operations hereunder at the location of the Site;

“ST SUMF” or “Short Term SUMF” has the meaning given to this term in Article 4.1;

“Site” means the site described in Schedule 1;

“Sole Supplier SUMF” has the meaning given to this term in Article 4.2;

“Steering Committee” means a steering committee consisting of senior representatives of the Purchaser and the Supplier which has responsibilities beyond the daily operation of the Plant. The Steering Committee shall discuss any matters of a general nature and any matters which are fundamental to the performance of this Agreement pursuant to its terms;

“SUMF” means the site services, utilities, materials and facilities to be supplied under this Agreement;

“SUMF Assets” means those assets of the Supplier directly used in the provision of SUMF;

“SUMF Charge(s)” or “Charge(s)” means the charge(s) to be paid by the Purchaser to the Supplier for each SUMF Item in accordance with Article 5 and Article 6;

“SUMF Item” or “Item of SUMF” means any part of SUMF;

“Supplier’s Representative” means the person named as being the Supplier’s Representative in Schedule 1 and any successor to that position;

“Third Party” means any person or company other than the Supplier, the Purchaser or their respective Affiliates;

“Transaction Documents” means:

(i)	that certain Sale Agreement dated October 20, 2000 by and between Shell Petroleum N.V. and RK Polymers LLC (formerly known as Ripplewood Chemical Acquisition LLC) and all documents executed in connection therewith, including the following:

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(ii)	the Operating and Maintenance Services Agreement between the Parties;

(iii)	the Intellectual Property Transfer and License Agreement;

(iv)	the Environmental Agreement; and

(v)	other agreements between the Purchaser or any of its Affiliates and the Supplier or any of its Affiliates relating to the Plant or the Site;

“User” means any company, entity, division, or business unit (including divisions and business units of the Supplier and its Affiliates) to which SUMF or its equivalent is furnished by the Supplier at the Site;

“Variable Costs” means those operating costs incurred at the Site by the Supplier in providing SUMF which vary primarily based on consumption, usage or production and which are reconcilable with the cost accounting system of the Supplier existing as of the Effective Date and as from time to time modified by the Supplier (if applied to the entire Site), including the costs of air, cooling water, electricity, fuel, nitrogen, process materials, steam and applicable taxes, but not depreciation; and

“Wilful Misconduct” means an intentional act or omission which is in disregard of (a) a known risk or a risk so obvious that it cannot be said one were truly unaware of it and (b) a risk so great that it is highly probable that harm will follow.

ARTICLE 2: INTERPRETATIONS

2.1	In this Agreement, unless otherwise specified:

(A)	references to Articles and Schedules are to Articles of, and Schedules to, this Agreement;

(B)	use of any gender includes the other genders;

(C)	references to a “company” shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

(D)	references to a “person” shall be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality);

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(E)	references to “USD” are to United States Dollars and to “FRE” or to French francs;

(F)	any reference to a “day” (including within the phrase “Business Day”) shall mean a period of 24 hours running from midnight to midnight;

(G)	a reference to any other document referred to in this Agreement is a reference to that other document as amended, varied, novated or supplemented at any time;

(H)	where a word or phrase is given a particular meaning, other parts of speech and grammatical forms of that word or phrase have corresponding meanings;

(I)	references to the Purchaser shall be deemed to include its successors and assigns and references to the Supplier shall be deemed to include its successors and assigns; and

(J)	a reference to this “Agreement” or any other agreement or document shall be construed as a reference to it as amended, modified or novated from time to time.

2.2	Any table of contents or headings in this Agreement are inserted for convenience only and shall not be taken into consideration in the interpretation or construction of this Agreement.

2.3	In the event of a conflict between the terms and conditions set out in the main body of this Agreement and any of the Schedules or attachments, the relevant Schedule or attachment shall prevail, in relation to that Schedule, unless expressly stated otherwise in this Agreement.

2.4	In the event of any inconsistency between the provisions of this Agreement and the Intellectual Property Transfer and Licensing Agreement, the terms of the Intellectual Property Transfer and Licensing Agreement shall prevail.

2.5	With respect to Environmental Conditions (as defined in the Environmental Agreement) existing as of Effective Date, in the event of a conflict between any provision of this Agreement and the Environmental Agreement, the provisions of the Environmental Agreement shall govern. Any obligation or liability of any Buyer Indemnified Party (as defined in the Environmental Agreement) or Seller Indemnified Party (as defined in the Environmental Agreement) under this Agreement, shall be without prejudice to the rights, if any, of the relevant party to claim Environmental Damages (as defined under the Environmental Agreement) under the Environmental Agreement.

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ARTICLE 3: OBJECT AND SCOPE

3.1	Subject to Article 8.9 and Article 18, the Supplier agrees to supply to the Purchaser and the Purchaser agrees to purchase from the Supplier the SUMF Items described herein under the terms and conditions set out in this Agreement. Except as otherwise provided in Schedule 2, the Purchaser shall purchase the amounts of each SUMF Item up to its Firm Capacity Reservation until termination of the supply of such SUMF Item in accordance with the provisions of this Agreement or the relevant Schedule.

3.2	A description and, where appropriate, the technical specifications, the price, delivery terms, specific exclusions and limitations, if any, on consumption and supply, and such other details as this Agreement may require or as the Parties may agree, of each SUMF Item are set out in Schedule 2.

3.3	Firm Capacity Reservation amounts for each SUMF Item as agreed by the Parties are set out in Schedule 2 where applicable.

3.4	If the Purchaser or the Supplier subsequently wishes to change the nature, quantity or type of any SUMF Item provided hereunder, the other Party shall take Reasonable Actions to accommodate such request but with no obligation to make such change..

3.5	Title to and risk of loss of a SUMF Item shall pass from the Supplier to the Purchaser at the Delivery Point(s) specified in Schedule 2.

3.6	The Supplier makes no representations or warranties express or implied with respect to any SUMF Items except as expressly set forth in this Agreement. No representation or warranty shall be implied under this Agreement or at law, including but not limited to, any warranty as to merchantability or any warranty as to fitness for a particular purpose in relation to any SUMF Item. The Supplier provides no warranty as to the performance of any computer system, digital device and any component thereof. The Purchaser acknowledges that except as expressly set forth herein, no representations or warranties are being made herein and releases and relieves the Supplier from and hereby waives any such other representations or warranties.

3.7	In the performance of their obligations under this Agreement the Parties shall act in good faith and in substantial compliance with all applicable laws.

ARTICLE 4: CATEGORIES OF SUMF

4.1	SUMF Items specified in Schedule 2 as “Short Term SUMF” shall be supplied to the Purchaser by the Supplier on an initial short term basis upon the terms and for the period stated therein, provided that such term shall be automatically extended unless either Party elects to terminate the supply of a particular Short Term SUMF. Article 10 provides specific termination provisions for Short Term SUMF Items.

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4.2	The supply of SUMF Items specified in Schedule 2 as “Sole Supplier SUMF” may not be terminated by the Purchaser or the Supplier except by way of a termination of this Agreement as a whole.

4.3	SUMF Items specified in Schedule 2 as “Long Term SUMF” shall be supplied to the Purchaser by the Supplier on a long term basis. Article 10 provides specific termination provisions for Long Term SUMF Items.

4.4	Any SUMF Item that is not specified as being either a Short Term SUMF or a Sole Supplier SUMF shall be a Long Term SUMF.

ARTICLE 5: SUMF CHARGES

5.1	In consideration of the supply of the SUMF Items by the Supplier to the Purchaser, as provided herein, the Purchaser shall pay the Supplier the SUMF Charges specified in Schedule 2.

5.2	The Purchaser shall be responsible for any existing or future sales tax, use tax, value added tax, environmental tax or other governmental charge or tax (other than taxes measured by income) levied or imposed on the Supplier with respect to any SUMF Items consumed by the Purchaser. The Purchaser shall also bear any increase in the cost of providing a SUMF Item which results from a change in law.

ARTICLE 6: SUMF CHARGES WITH REFERENCE TO COST

6.1	Where SUMF Charges are to be determined wholly or partly by reference to cost the following shall apply:

(A)	Except as otherwise provided in this Article 6 or in Schedule 2, the Purchaser shall pay:

(i)	its share of Variable Costs for each SUMF Item based on the Purchaser’s actual consumption of such SUMF Item;

(ii)	its share of Direct Site Costs for each SUMF Item based on the fraction equal to the Purchaser’s Firm Capacity Reservation of such SUMF. Item compared to the total site capacity of such SUMF Item or any other allocation key specified in Schedule 6;

(iii)	its share of Overheads for each SUMF Item without duplication of Direct Site Costs based on the fraction equal to the Purchaser’s Firm Capacity Reservation of such SUMF Item compared to the total site capacity of such SUMF Item or any other allocation key specified in Schedule 6; and

(iv)	the infrastructure charge specified in Schedule 2.

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(B)	For the avoidance of doubt, wherever and to the extent the Supplier enjoys a pension fund contribution holiday, the Purchaser will share in the benefit of such holiday only until the date when the Supplier resumes contributions to the pension fund at which point the pension fund contributions for the relevant employees shall be included in the Direct Site Costs.

(C)	Costs will be ascertained and charged pursuant to the Supplier’s cost accounting practices which the Supplier represents are used for, or are directly reconcilable with, its Financial Reporting Accounts. A summary of the Supplier’s current accounting practices for its Financial Reporting Accounts is attached hereto in Schedule 3. The Supplier may modify its cost accounting practices for its Financial Reporting Accounts from time to time in the normal course of business in conformity with generally accepted accounting principles.

(D)	The Purchaser shall not be responsible for any termination costs resulting from the Supplier’s fixed cost reduction efforts in response to a reduction or termination of demand by any User other than the Purchaser except to the extent that the Purchaser benefits from the reduction efforts, in which case the Purchaser shall bear its proportionate share of the costs up to but not in excess of the benefit derived.

Conversely, the Purchaser shall pay the reasonable costs, including personnel termination costs (including those actuarially determined) determined in accordance with Article 10.8, which result from the Supplier’s fixed cost reduction efforts in response to a permanent or long-term reduction by the Purchaser of a Sole Supplier SUMF Item or a Long Term SUMF Item.

(E)	The Purchaser shall bear the costs of any redundancy programme in accordance with Articles 10.7 and 10.8 below required as a result of any productivity improvement to a particular SUMF Item in proportion to the reduction of the relevant SUMF Charges to the Purchaser before and after the productivity improvement as compared to the reduction of SUMF Charges to all other Users before and after the productivity improvement.

(F)	If under applicable tax or other laws, the Supplier must charge a mark-up or profit factor with respect to any SUMF Charge, or, alternatively, if a profit factor is imputed under applicable tax or other laws, the Parties shall, in good faith and with the view to minimising the financial impact of such mark-up or profit factor on the Purchaser, discuss and agree to such revision to the SUMF Charge as will ensure compliance with the relevant tax or other laws. Any failure by the Parties to reach agreement on the revision to be made shall constitute a Dispute.

(G)	Unless the Parties agree otherwise in Schedule 1, the Parties shall keep accurate books and records of their activities relevant to this Agreement, for at least two (2) years after the calendar year in question or such longer period as may be required by law.

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(H)	To verify the correctness of all invoices issued and payments made hereunder for the current calendar year and for any of the two (2) preceding years and/or to verify the implementation of the Supplier’s curtailment procedures, and/or to verify the other Party’s meter readings a Party, upon at least sixty (60) days prior written notice and at reasonable times and intervals but not more than once in any calendar year, may require that, at the requesting Party’s cost, an independent public auditor, being a firm of international repute, performs an audit for such purposes. Any such audit shall be pursued diligently and completed no later than ninety (90) days after its commencement.

The Parties shall provide such auditors with the necessary data and explanations reasonably necessary for the calculation of the SUMF Charges and the basis therefor.

The requesting Party undertakes to procure that such auditors are bound by obligations of confidentiality at least as strict as those set out in Article 12.

Any report produced by such auditors shall be provided to both the Purchaser and the Supplier and shall state the results of the aforementioned verifications. If such report reveals that errors have been made and that a Party was overcharged or undercharged by an amount equal to or greater than USD20,000 or its equivalent in local currency, the report shall state the nature, amount and consequences of such error(s) together with such additional information as is reasonably necessary to explain the genesis of those errors and to enable the Parties to avoid recurrence thereof.

Any refund of an overpayment or payment of an additional sum shall be made within 28 days following the provision by the auditors of their report and shall include interest at the Interest Rate for the time period commencing when the overpayment was made or the underpayment amount would otherwise have been due and ending on the date of any refund or additional payment in consequence of the audit.

In the event of an overcharge equal to or greater than USD20,000 or its equivalent in local currency the Supplier will reimburse the Purchaser, if the Purchaser is the requesting Party, for the audit costs. In the event of an undercharge equal to or greater than USD20,000 or its equivalent in local currency and such an undercharge being attributable to an error or errors relating to metering equipment owned by the Purchaser, the Purchaser shall reimburse the Supplier, if the Supplier is the requesting Party, for the audit costs.

Failure to make any requisite payment relating to an overcharge or undercharge within the 28 days period shall constitute a Dispute for resolution in accordance with Article 19.

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(I)	At the Purchaser’s request the Supplier shall at the Purchaser’s cost furnish to the Purchaser a certificate by the Supplier’s statutory independent external auditors, unless agreed otherwise between the parties. This certificate shall certify that the same principles for allocation have been applied by the Supplier in respect of SUMF charges upon all Users and that the amounts charged are in accordance with this Agreement. Such certificate shall be conclusive as to the amounts certified.

If the certificate demonstrates that amounts charged have not been properly charged in accordance with this Agreement such that a substantial deviation has occurred, then the Supplier shall bear the cost of the issue of the certificate.

Any request for verification of payments made under this Agreement shall be made not later than 12 months from the end of the calendar year in which such payments fell due.

(J)	The Supplier shall inform the Purchaser on a timely basis before the Supplier makes any material change in an allocation key or allocates to Purchaser any SUMF Charge that includes a specific charge for corporate services included in an Overhead cost and shall include in such information such detail as is reasonably required to communicate the nature of the services provided and the cost being charged to the Purchaser for such service.

ARTICLE 7: PAYMENT TERMS

7.1	The Purchaser shall pay the SUMF Charges in the currency specified in Schedule 1.

In no event shall either Party be entitled to set off or reduce any payments due and owed to the other Party under this Agreement by any amount which the first Party claims are owed to it by the other Party pursuant to any other agreement between the Parties.

7.2	Unless otherwise set out in the relevant Schedules, the provisions set out below apply:

(A)	The Supplier shall provide the Purchaser with an invoice for SUMF Charges by the 5th day of each month.

(B)	For the first two months of every twelve month billing cycle the amount invoiced shall be the amount budgeted for those months in the Annual Plan and Budget.

(C)	For the next ten months of such twelve month billing cycle the amount invoiced shall be the actual SUMF Charge for the month before the preceding month.

(D)	The final reconciliation for a twelve month billing cycle shall be made within 60 days of the end of such cycle. The aggregate budgeted SUMF Charges for the first two months of the cycle shall be reconciled against the aggregate actual SUMF Charges for the eleventh and twelfth months of the cycle and following

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such reconciliation the relevant Party shall make an adjusting payment against an appropriate invoice or credit note within thirty (30) days of the date of the relevant invoice or credit note, which credit note or invoice shall include interest computed at the Interest Rate for the applicable period.

(E)	The invoices shall be broken down in sufficient detail to indicate the SUMF Charges for each SUMF Item supplied during the period in question. The SUMF Charge for each SUMF Item shall in turn be broken down in sufficient detail as the Purchaser may reasonably request and as the Supplier can reasonably provide.

(F)	The Purchaser shall pay each invoice on or before the last day of the month of issue of the relevant invoice. From the due date, interest will accrue on the invoice amount at the Default Rate.

(G)	If the Purchaser disagrees with an amount invoiced for SUMF Charges, the Purchaser shall advise the Supplier in writing (“Invoice Dispute Notice”) of the amount disputed within sixty (60) days of the date of the invoice and the reason why the Purchaser considers the SUMF Charges not to be properly made. The Purchaser is not entitled to defer payment of the disputed invoice amount if the disagreement cannot be resolved before the normal due date. The Purchaser is required to pay timely the entire amount of each invoice. Payment of the entire amount of each invoice shall not constitute approval of any disputed amount for which the Purchaser shall have provided a timely Invoice Dispute Notice.

(H)	The Parties shall meet to resolve any dispute with respect to an invoice as expeditiously as possible. The Supplier shall provide to the Purchaser within thirty (30) days after receipt of the Invoice Dispute Notice information in detail sufficient to permit the Purchaser to verify the accuracy of such invoice. The Purchaser shall either accept the Supplier’s response or give written notice to the Supplier that the Purchaser continues to question such invoice. Promptly after receipt of such notice, the Supplier and the Purchaser shall negotiate in good faith with respect to resolving such question. If the Supplier and the Purchaser cannot resolve such question in a mutually satisfactory manner within twenty (20) days after such notice shall have been given, the question shall promptly be submitted to a firm of independent public auditors, of international repute, as determined by mutual agreement between the Supplier and the Purchaser within another twenty (20) days or, in default of agreement, as chosen by lot from among four independent public auditors, two of which shall be selected by the Supplier and two of which shall be selected by the Purchaser. Such firm will review the applicable books and records of the Supplier and the Purchaser and make such other investigations it shall deem necessary to resolve such question. The costs of retaining such firm shall be borne by the Purchaser unless the firm determines that the Purchaser was overcharged by an amount equal to or greater than USD 20,000 or its equivalent in local currency, in which case the costs of retaining such firm shall be borne by the Supplier. The decision of the auditors shall be final and binding on the parties and not subject to challenge and resolution under Article 19.

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(I)	Any refund of any invoice amount shall be promptly made following the final determination as aforesaid and shall include interest at the Interest Rate based on the actual number of days elapsed from the due date of payment of the original invoice to the date such refund is paid by the Supplier.

ARTICLE 8: ANNUAL FORECAST; ANNUAL PLAN AND BUDGET; AND CURTAILMENT

8.1	The Purchaser shall make, on or before 1st June in each calendar year, a non-binding forecast, by quarter, of its volume requirement for each SUMF Item for the forthcoming calendar year and an estimate of its volume requirement for each SUMF Item for the following four (4) calendar years.

8.2	Not later than 90 days before the commencement of each calendar year beginning after the Effective Date the Purchaser shall prepare and submit to the Supplier an Annual Production Programme setting out, month by month, its desired volume requirements for each SUMF Item for the following calendar year.

8.3	Not later than 60 days before the commencement of each calendar year beginning after the Effective Date the Supplier shall prepare and submit to the Purchaser for approval a draft Annual Plan and Budget for the following calendar year taking into full account the Annual Production Programme.

8.4	Following receipt by the Purchaser of the draft Annual Plan and Budget, the Parties shall consult and shall each use all reasonable endeavours to reach agreement thereon. Upon the approval of both Parties, the draft Annual Plan and Budget becomes the Annual Plan and Budget.

8.5	If the draft Annual Plan and Budget is not approved prior to the commencement of the calendar year to which it relates the most recently approved Annual Plan and Budget shall be used until the new Annual Plan and Budget is approved.

8.6	Each Annual Plan and Budget shall be designed to ensure that the SUMF Items are provided in accordance with this Agreement.

8.7	For each SUMF Item, the Annual Plan and Budget for the calendar year 1999 or, as applicable, 2000, is set out in Schedule 2.

8.8	If there is any Dispute between the Parties on the final Annual Plan and Budget the matter shall be referred for resolution in accordance with Article 19.

8.9	In the event that any SUMF Items are not available at the planned volume rates for any reason whatsoever, the Supplier shall implement the then current curtailment procedures

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followed by the Supplier and as specified in Schedule 2 or 4. Unless otherwise provided in any Schedule hereto, such curtailment procedures will be based upon the following priorities, provided that the interests of the Purchaser are treated fairly: (i) safety; (ii) minimising adverse environmental impact; and (iii) sustaining the operations of the Site as a whole.

8.10	The Supplier shall have the right to impose curtailment selectively based upon the foregoing considerations regardless of the cause of the curtailment and without liability. However, nothing in this Article 8 shall permit the Supplier to curtail any SUMF Item based upon its business considerations.

8.11	If reasonably possible, the Supplier shall advise the Purchaser of any impending curtailment and the Parties shall cooperate to avoid or mitigate the effects of such curtailment in an economically efficient manner.

8.12	The Supplier shall provide the Purchaser with a quarterly report on variations from the Annual Plan and Budget no later than thirty (30) days from the end of the relevant quarter. In the event of a difference between the Annual Plan and Budget and actual annualized results exceeding the total Annual Plan and Budget by more than 3% for the SUMF Item in question or by more than a 3% change in any tariff with respect to the SUMF Item in question or the equivalent in local currency of USD50,000, whichever is the greater, the Supplier shall consult with the Purchaser and provide relevant explanations for such differences. The Parties will discuss which actions, if any, are to be taken with respect to such differences.

ARTICLE 9: LIABILITY AND INDEMNITY

9.1	For purposes of this Article 9, the following terms shall be defined as set forth below:

“Employee” means any employee of the applicable Party.

“Third Party Claim” means any claim initiated by a person (other than either Party, their Affiliates or their employees) against an indemnified Party, any of their respective Affiliates or any of their respective Employees.

“Supplier Indemnitees” means the Supplier, its Affiliates, officers, directors, employees, agents, servants, and other representatives of each of them.

“Purchaser Indemnitees” means the Purchaser, its Affiliates, officers, directors, employees, agents, servants, and other representatives of each of them.

9.2	Except as provided in this Article 9 and as provided in Article 14 as to SUMF Assets, a Party shall only have liability under this Agreement to the other Party and/or its Affiliate(s) where such liability arises as a result of its Gross Negligence or Wilful Misconduct.

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(A)	Each Party shall, except as provided in Articles 9.2(B), 9.3(A)(iii), 9.3(B)(iii) and as set forth in Article 9.3(C), be responsible for any Loss or Damage to its property.

(B)	If any Loss or Damage to a SUMF Asset shall occur by reason of the Gross Negligence or Wilful Misconduct of a Party, such Party shall be responsible for the cost of the restoration of such SUMF Asset.

(C)	Each Party shall, except as provided in Article 9.3, be responsible for any Loss or Damage it may cause to any of its employees.

9.3 (A)	Subject to the limitations set forth in this Article 9 and in Article 14, the Purchaser shall be responsible for and shall indemnify, defend and hold harmless the Supplier Indemnitees from and against the following:

(i)	any Loss or Damage of Supplier Indemnitees to any of the Purchaser’s Employees attributable to (a) the Purchaser’s negligence (excluding any Loss or Damage attributable to Supplier’s negligence), or (b) the Purchaser’s Gross Negligence or Wilful Misconduct, or (c) the Supplier’s negligence in an act or omission with respect to performance of its obligations under this Agreement (but not the Supplier’s Gross Negligence or Wilful Misconduct);

(ii)	any Loss or Damage of Supplier Indemnitees to any of the Supplier’s Employees attributable to (a) the Purchaser’s negligence or (b) the Purchaser’s Gross Negligence or Wilful Misconduct;

(iii)	any Loss or Damage to any of the Supplier’s property (excluding any SUMF Asset) attributable to the Purchaser’s Gross Negligence or Wilful Misconduct;

(iv)	any Loss or Damage to any of the Purchaser’s property (excluding any SUMF Asset) attributable (a) to the Supplier’s negligence in an act or omission with respect to performance of its obligations under this Agreement (but not the Supplier’s Gross Negligence or Wilful Misconduct) or (b) to the Purchaser’s negligence, Gross Negligence or Wilful Misconduct;

(v)	any Loss or Damage of Supplier Indemnitees resulting from Third Party Claims attributable to (a) the Purchaser’s negligence or (b) the Purchaser’s Gross Negligence or Wilful Misconduct or (c) the Supplier’s negligence in an act or omission with respect to performance of its obligations under this Agreement (but not the Supplier’s Gross Negligence or Wilful Misconduct);

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(vi)	any Loss or Damage of Supplier Indemnitees to any of Supplier’s Employees while conducting activities under this Agreement, attributable to the Supplier’s negligence in an act or omission with respect to performance of its obligations under this Agreement (but not the Supplier’s Gross Negligence or Wilful Misconduct); and

(vii)	any Loss or Damage of Supplier Indemnitees resulting from failure by the Supplier to comply with Legal Requirements (other than resulting from the Supplier’s Gross Negligence or Wilful Misconduct) in relation to performance of this Agreement limited to the amount chargeable under this Agreement to Purchaser as a SUMF Charge; provided nothing in this Article 9.3(A)(vii) shall provide for a duplication of recovery by Supplier.

(B)	Subject to the limitations set forth in this Article 9 and in Article 14, the Supplier shall be responsible for and shall indemnify, defend and hold harmless the Purchaser Indemnitees from and against the following:

(i)	any Loss or Damage of Purchaser Indemnitees to any of the Supplier’s Employees attributable to the Supplier’s Gross Negligence or Wilful Misconduct;

(ii)	any Loss or Damage of Purchaser Indemnitees to any of the Purchaser’s Employees attributable to the Supplier’s Gross Negligence or Wilful Misconduct;

(iii)	any Loss or Damage to any of the Purchaser’s property (excluding any SUMF Asset) attributable to the Supplier’s Gross Negligence or Wilful Misconduct;

(iv)	any Loss or Damage to any of the Supplier’s property (excluding any SUMF Asset) attributable to the Supplier’s Gross Negligence or Wilful Misconduct; and

(v)	Any Loss or Damage of Purchaser Indemnitees resulting from Third Party Claims attributable to the Supplier’s Gross Negligence or Wilful Misconduct;

(C)	If Supplier shall suffer Loss or Damage to SUMF Assets as a result of the negligence (but not Gross Negligence or Wilful Misconduct) of Purchaser or Supplier, Supplier shall be responsible to restore such SUMF Asset and Purchaser shall reimburse Supplier for an amount equal to the cost to restore such SUMF Asset, multiplied by the Purchaser’s Firm Capacity Reservation for such SUMF Asset.

(D)	Subject to provision in Article 9.3(A)(iv)(a), each party waives and releases the other Party from and against any and all Loss or Damage to such Party’s assets, excluding any SUMF Asset, resulting from the negligence (but not Gross Negligence) of the other Party.

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9.4	A Party shall promptly notify the other Party of any claim made against it arising out of matters covered in this Article 9. Once the indemnifying Party accepts its indemnity obligation, it may, at its own cost, conduct negotiations for the settlement of any claim made against the indemnified Party, and any litigation that may arise therefrom in such reasonable manner as the other Party shall from time to time approve, such approval not to be unreasonably withheld or delayed. The indemnified Party shall not make any admission which is prejudicial to the indemnifying Party unless the indemnifying Party has failed to accept its indemnity obligations within 20 days after having been requested to do so.

9.5	Notwithstanding anything to the contrary contained in this Agreement, under no circumstance shall a Party or any of its Affiliates be held liable to the other Party or any of the other Party’s Affiliates for any loss of profit, loss of use, loss of production, loss of contracts or for any other indirect or consequential damage that may be suffered by the other, or for any special, exemplary or punitive damages.

9.6	Any SUMF Items procured from a Third Party as indicated in the relevant Schedules will be provided by the Supplier to the Purchaser under the same terms and conditions applicable between the Supplier and the Third Party and, to the extent so supplied by the Third Party to the Purchaser (including rights of indemnity from such Third Party to the Purchaser), the Supplier shall have no liability with respect to the supply or performance of such SUMF Items.

9.7	Notwithstanding any other provision, each Party shall, to the fullest extent permitted by law, indemnify, defend and hold harmless the other Party and its Affiliates from and against (a) any and all Environmental Loss or Damage, (b) other Loss or Damage to an Environmental Protection System, (after giving effect to any recoveries from Third Parties) in any way resulting from or attributable to a product, material, feedstock or off-take owned by the Party or its Affiliates (except to the extent arising from the Gross Negligence or Willful Misconduct of a Party, which Party shall have the liability to the extent of such Gross Negligence or Willful Misconduct); provided however, that neither Party shall be required to indemnify the other Party for any Environmental Damage (as defined in the Environmental Agreement) for which it is otherwise entitled to indemnification under the Environmental Agreement. For the avoidance of doubt, with respect to Environmental Conditions (as defined in the Environmental Agreement) existing as of Effective Date, in the event of a conflict between any provision of this Agreement and the Environmental Agreement, the provisions of the Environmental Agreement shall govern. Any obligation or liability of any SER Indemnified Party (as defined in the Environmental Agreement) or Seller Indemnified Party (as defined in the Environmental Agreement) under this Agreement, shall be without prejudice to the rights, if any, of the relevant party to claim Environmental Damages (as defined under the Environmental Agreement) under the Environmental Agreement.

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9.8	Any liability of one Party to the other Party under this Article 9 shall expire two years after the date on which the Party discovered or should have discovered the act or omission giving rise to such Party’s liability. No claim, demand, action or proceeding shall be brought or initiated by the claiming Party against the other Party after such two year period.

9.9	The foregoing indemnities set forth in this Article 9 are intended to be enforceable against the Parties in accordance with the express terms and scope thereof.

9.10	The provisions of this Article 9 are for the benefit of the Purchaser Indemnitees and the Supplier Indemnitees and no other party shall be entitled to any benefit of the provisions of this Article 9.

ARTICLE 10: TERM AND TERMINATION; REDUCTION OF CAPACITY RESERVATION

10.1	This Agreement shall be of full force and effect on and from the Effective Date and shall continue for an initial term of twenty (20) years from the Effective Date and shall be automatically renewed thereafter for extension terms of five (5) years each, unless terminated earlier as provided for in this Agreement.

10.2	The Purchaser may terminate this Agreement in its entirety in any of the following circumstances:

(A)	with eighteen (18) months’ prior written notice, following the decision by the Purchaser to discontinue its operations at the Site on which SUMF is rendered; and

(B)	with three (3) years’ prior written notice, effective at the end of the initial twenty (20) year term or at the end of any five (5) year extension term, as the case may be.

10.3	Unless otherwise provided in a Schedule to this Agreement, the Purchaser may terminate this Agreement as to the supply of an individual SUMF Item in any of the following circumstances, provided always that no supply of Sole Supplier SUMF may be terminated by the Purchaser without terminating this Agreement as a whole:

(A)	if, for reasons other than Force Majeure, a continuing material non-conforming performance occurs as to the Supplier’s provision of a SUMF Item for more than thirty (30) days and the Purchaser has given the Supplier written notice of such non-conforming performance and within thirty (30) days thereafter such unsatisfactory performance has not been corrected or the Supplier has not developed and implemented a plan of corrective action reasonably satisfactory to the Purchaser to prevent the reoccurrence of such non-conforming performance;

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(B)	with ninety (90) days’ prior written notice, or such other notice period as is provided in a Schedule, for any Short Term SUMF Item; and

(C)	with three (3) years’ prior written notice, or such other notice period as is provided in a Schedule, for any Long Term SUMF Item.

10.4	The Supplier may terminate this Agreement in its entirety in any of the following circumstances:

(A)	if the Purchaser fails to pay without proper justification any SUMF Charge within three (3) months of the date when such payment fell due, unless such SUMF Charge is being disputed by Purchaser in good faith, and such failure continues for an initial period of at least thirty (30) days after written notice from the Supplier;

(B)	with at least eighteen (18) months’ prior written notice or, if that is impossible, with as much notice as is possible under the circumstances and in any event promptly after the Supplier has made such decision, if the Supplier decides to cease operations of all or substantially all of its SUMF Assets at the Site and does so cease such operations; and

(C)	with three (3) years’ prior written notice, effective at the end of the initial twenty (20) year term of this Agreement or at the end of any five (5) year extension term, as the case may be.

10.5	Unless otherwise provided in a Schedule to this Agreement, the Supplier may terminate this Agreement as to the supply of an individual SUMF Item in any of the following circumstances, provided that no supply of Sole Supplier SUMF may be terminated by the Supplier without terminating this Agreement as a whole:

(A)	if the Purchaser without proper justification fails to pay any SUMF Charge for such individual SUMF Item within three (3) months of the date when such payment fell due, unless such SUMF Charge is being disputed by Purchaser in good faith, and such failure continues for an initial period of at least thirty (30) days after written notice from the Supplier;

(B)	with at least twelve (12) months’ prior written notice or, if that is impossible, with as much notice as is possible under the circumstances and in any event promptly after the Supplier has made such decision, if the Supplier decides to cease the supply to the entire Site of such SUMF Item SUMF and does so cease such supply and such SUMF Item is not a Sole Supplier SUMF Item;

(C)	with ninety (90) days’ prior written notice, or such other notice period as is provided in a Schedule, for any Short Term SUMF Item; and

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(D)	with three (3) years’ prior written notice effective at the end of the initial period of twenty (20) years or at the end of any extension period of five (5) years, as the case may be, for any Long Term SUMF Item.

10.6	Upon the termination of a Short Term SUMF Item by Purchaser, the Supplier shall physically disconnect from that SUMF Item’s delivery system and shall pay all costs associated with the physical disconnection. Upon the termination of a Short Term SUMF Item by the Supplier pursuant to Article 10.4(A) or 10.5(A) due to a payment default by Purchaser under this Agreement, the Supplier shall physically disconnect from that SUMF Item’s delivery system and Purchaser shall pay all costs associated with the physical disconnection. Upon the termination of a Long Term SUMF Item, the Purchaser shall physically disconnect from that SUMF Item’s delivery system in the time and manner instructed by the Supplier. The Purchaser shall pay the costs associated with the physical disconnection, if a Long Term SUMF Item is terminated (i) by Purchaser pursuant to Article 10.2(A) or 10.3(C) or (ii) by Supplier pursuant to Article 10.4(A) or 10.5(A). Each Party agrees to cooperate with the other Party in order to facilitate disconnection and minimize disconnection costs. The Supplier shall pay the costs associated with the physical disconnection of the Long Term SUMF Item that are not required to be paid by the Purchaser as provided in the preceding sentence. Notwithstanding the other provisions of this Article 10.6, the costs associated with the physical disconnection of all SUMF Items at the termination of this Agreement under Article 10.2 (B), 10.4 (C) or 10.5(D) shall be paid one half by the Purchaser and one half by the Supplier.

10.7	In the event of termination of this Agreement pursuant to Articles 10.2(A), 10.3, 10.4(A), 10.4(B), and 10.5, the Supplier may terminate the employment of any member of its or any of its Affiliates’ staff substantially involved in the provision of SUMF Items to the Purchaser under this Agreement. In the event of termination of this Agreement as to the supply of an individual SUMF Item pursuant to Article 10.5, the Supplier may terminate the employment of any member of its or any of its Affiliates’ staff substantially involved in the provision of the relevant SUMF Item. In the case of the termination by the Supplier of employment of any member of its staff as a result of termination of this Agreement under Article 10.2(A), 10.4(A) and 10.5(A) the Purchaser will indemnify the Supplier for any redundancy costs in accordance with Article 10.8; provided that such indemnity shall be on a pro rata basis in the proportion of the Purchaser’s share of allocated manpower for its operation to the extent that any employee is not substantially involved in the provision of that individual SUMF Item. Notwithstanding the foregoing provisions of this Article 10.7 that set out the indemnity of Purchaser for certain redundancy costs of Supplier, at the termination of this Agreement under Article 10.2(B), 10.4(C), or 10.5(D) any redundancy costs of Supplier as determined in accordance with Article 10.8, shall be paid one half by the Purchaser and one half by the Supplier.

10.8.	In the event of termination of the Agreement whether in its entirety or as to the supply of an individual item of SUMF pursuant to any of Articles 10.2(A), 10.2(B), 10.3(C), 10.3(D), or 10.4(A), 10.4(C), 10.5(A) and 10.5(D) with respect to any member of staff terminated in accordance with Article 10.7 who (i) in the case of the termination of this

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Agreement in its entirety, was substantially involved in the provision to the Purchaser of a Long Term SUMF Item or Sole Supplier SUMF or (ii) in the case of the termination of this Agreement as to the supply of an individual Long Term SUMF Item or of a reduction in the Firm Capacity Reservation as to a Long Term SUMF Item, was substantially involved in the provision to the Purchaser of such SUMF Item, the Purchaser will indemnify the Supplier in full against all and any liabilities, losses, costs, damages, expenses, demands and claims relating to

(a)	compensation and remuneration (including benefit entitlements and social charges whether contractual or statutory) arising from or in connection with (i) the period of employment from the date of termination of the SUMF Item to the date of such decision to terminate the Employee and (ii) the relevant notice period applicable to the relevant employee in accordance with the Supplier’s applicable policy and

(b)	the termination of his employment provided (i) the Supplier shall make any decision regarding the termination of employment and notify the Purchaser accordingly within 180 days of notification of the termination of the Agreement or the termination of the supply of an individual Item of SUMF; and (ii) the Supplier has used reasonable endeavours, but has failed, to find suitable alternative employment on the Site for the employee prior to notifying the employee of his dismissal in accordance with Dutch law and with his contract of employment; (iii) an employee who is transferred by the Supplier to an Affiliate as a result of any such termination shall not be considered a terminated employee for purposes of this Agreement unless such transfer results in severance costs in which case the Purchaser shall indemnify the Supplier for such severance costs in accordance with this Article 10.8; and (iv) and notwithstanding the provisions of Article 10.8(a) the severance cost arising out of the termination of such employee’s employment shall be computed by reference to the total length of service of such employee with the Supplier or any of its Affiliates prior to the date of such decision to terminate the employee’s employment and not by reference to the period specified in Article 10.8(a).

Notwithstanding the foregoing provisions of this Article 10.8 that set out payment of certain costs by Purchaser, at the termination of this Agreement under Article 10.2(B), 10.4(C) or 10.5(D) any redundancy costs of Supplier as determined in accordance with Article 10.8, shall be paid one half by the Purchaser and one half by the Supplier.

10.9	Each Party shall exercise its Reasonable Actions to minimise any adverse effect to the other Party resulting from the termination of the rendering, in whole or in part, of any SUMF Items under this Agreement. Each Party agrees to cooperate with the other Party in order to facilitate any disconnection and minimise disconnection costs and termination costs. In the event the Supplier purports to cease to provide any Long Term or Sole Supplier SUMF Item during the ten-year period following the Effective Date as a result

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of its cessation of operations of all or substantially all of its SUMF Assets at the Site or its cessation of supply to the entire Site of such SUMF Item, the Supplier shall continue to provide the Purchaser with such SUMF Item for the balance of the ten-year period on a basis which is the economic equivalent of the Supplier’s supply to the Purchaser of such SUMF Item prior to the Supplier’s cessation of operations or supply. The manner in which the Supplier continues to provide such SUMF Item on an economically equivalent basis shall be within the Supplier’s sole discretion and may include the transfer by the Supplier of SUMF Assets, the assignment of all or part of this Agreement to Third Parties, the investment in alternative assets and the procurement of comparable items from Third Parties. In the event such termination occurs following the tenth anniversary of the Effective Date, the provisions of Article 10.10 shall apply to Supplier’s provision of SUMF Items.

10.10	Upon termination of this Agreement, the Parties, acting reasonably and in good faith, shall negotiate for the continued provision of any essential SUMF Items on commercially competitive terms and conditions, including price, which shall in any event be sufficient to provide the Supplier with full recovery of its cash costs plus a return on capital and capital reimbursement consistent with the other SUMF infrastructure charges contained in this Agreement. In addition, if such termination occurs any time after the tenth anniversary of the Effective Date,

(a)	the Supplier shall consider, without obligation, the same remedies which it may consider upon termination of the provision of SUMF Items during the ten-year period commencing with the Effective Date pursuant to Article 10.8; and

(b)	the Purchaser shall have the right to continue to receive from the Supplier any essential Long Term or Sole Supplier SUMF Items for which the Purchaser cannot obtain a reasonable alternative source elsewhere.

10.11	Subject to Articles 10.9 and 10.10 any termination of this Agreement, in whole or in part, including the termination of the supply of an individual SUMF Item shall be final and neither Party shall have the right to resumption of the terminated supply of such SUMF Item under this Agreement or another Agreement.

10.12	Termination of this Agreement under this Article 10 shall not affect the provisions of Articles 6 (as to audit rights), 9, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 11, 12, 14, 19, 23, 25, 26, 27 and 28 which shall continue in full force and effect.

10.13	Within 60 days after termination of this Agreement, the Supplier shall provide a final reconciliation of SUMF Charges. Any overcharges or undercharges shall be paid by the Party owing the same within twenty (20) days following the final reconciliation (after any required adjustments have been made). The final recalculation shall be broken down in such detail as the Purchaser may reasonably request and as the Supplier can reasonably provide. From the due date of the reconciliation payment, interest will accrue at the Default Rate. The Parties shall meet to resolve any dispute relating to the final reconciliation as expeditiously as possible in accordance with Article 19.

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10.14	Termination of this Agreement and termination of the supply of any individual SUMF Item shall be without prejudice to the accrued rights and liabilities of the Parties at the time of such termination and all provisions of this Agreement necessary for the full enjoyment thereof shall survive termination for the period so necessary.

ARTICLE 11: INTELLECTUAL PROPERTY RIGHTS

11.1	Neither this Agreement nor the performance by any of the Parties of its duties hereunder shall operate to convey, license or otherwise transfer from one Party to another any patent, know-how, trade secrets or other intellectual property rights.

11.2	The copyright and any other industrial property rights and property in any Confidential Record or other material supplied under this Agreement shall, in the absence of any express provision to the contrary thereon, remain with the disclosing Party.

ARTICLE 12: CONFIDENTIALITY

12.1	Subject to Article 12.2, each Party shall treat as strictly confidential (and shall not disclose) all information received or obtained as a result of entering into or performing this Agreement which relates to:

(A)	the provisions of this Agreement;

(B)	the negotiations relating to this Agreement;

(C)	the performance of this Agreement;

(D)	the other Party or any aspect of its business or operations; or

(E)	the subject matter of this Agreement.

12.2	Either Party may disclose information which would otherwise be confidential if and to the extent:

(A)	required by the law of any jurisdiction to which the disclosure is subject;

(B)	required by any securities exchange or agency to which either Party is subject, wherever situated, whether or not the requirement has the force of law; provided that the disclosing Party requests in accordance with applicable rules confidential treatment of such information by any such securities exchange or agency to whom such information is required to be disclosed;

(C)	disclosed on a strictly confidential basis to the professional advisers or auditors of the Party or to any actual or potential bankers or financiers of that Party;

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(D)	disclosed on a strictly confidential basis to an Affiliate or Affiliates;

(E)	disclosed on a strictly confidential basis to bona fide potential or actual purchasers of a proprietary interest in or potential or actual operators of either the Plant or the Site;

(F)	disclosed to the corporate shareholders or other equity owners of the Parties;

(G)	that the information is lawfully known to the Party (without binder of secrecy) at the time of disclosure; or

(H)	that the information has come into the public domain through no fault of that Party;

(I)	that the other Party has given prior written approval to such disclosure; or

(J)	disclosed to the extent necessary to seek enforcement of, or to defend, the contractual rights or obligations of a Party under this Agreement, any Transaction Documents or other related agreements, or to satisfy an obligation or duty under this Agreement.

12.3	If the Purchaser should wish to disclose confidential information to a potential Third Party operator of the Plant, it shall first obtain the permission of the Supplier as to the information that can be disclosed. The Supplier shall act on a Commercially Reasonable basis when considering a request from the Purchaser pursuant to this provision.

12.4	The restrictions contained in Article 12.1 shall continue to apply for ten (10) years.

ARTICLE 13: ADDITIONAL SUMF AND CAPITAL IMPROVEMENTS TO SUMF ASSETS

13.1	The Purchaser may submit from time to time to Supplier written requests for Supplier to undertake capital improvement projects relating to the supply of SUMF Items. Any such request shall specify in reasonable detail the capital improvements to be made, any permits that may be required, the estimated cost of such capital improvements, any proposed changes to this Agreement or to any Schedule, and any other relevant information relating to such capital improvement project. Supplier agrees that it will consider in good faith any such request, but Supplier shall have no obligation to agree to undertake any such capital improvement project and may reject any request by Purchaser. Supplier shall provide Purchaser a written explanation for a rejection. If Supplier agrees to undertake any such capital improvement project, Purchaser shall be responsible for all costs associated with such project, without duplication of other amounts paid or payable by Purchaser under this Agreement including (a) the cost of completing the capital improvements, (b) Supplier’s costs and expenses incurred in connection with such project, and (c) any increased costs of operation suffered by Supplier as a result of such project.

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Notwithstanding the foregoing, the Purchaser has the right, provided there is no unreasonable disruption to any other of the Supplier’s operations, to obtain from other sources, including in-house production by the Purchaser, such new or additional requirements of the relevant SUMF Item as the requested project was to cover.

Any reasonable costs incurred by the Supplier in evaluating a requested capital improvement project shall be reimbursed to the Supplier by the Purchaser; provided that when incurring such costs the Supplier has acted on a Commercially Reasonable basis.

13.2	If a capital improvement to a SUMF Asset is required by applicable law or HSE regulations solely because of the Purchaser’s process, products or by-products, the costs directly related to such capital improvement shall be borne by the Purchaser.

ARTICLE 14: DAMAGE TO SUMF ASSETS

14.1	If SUMF Assets are damaged or destroyed, the owner of the SUMF Asset shall timely restore such asset as soon as is practical following the damage or destruction.

14.2	If the owner does not timely fulfill its obligation to restore the SUMF Asset, the other Party may at its discretion take such other reasonable measures as are necessary or useful to find an alternative source for any relevant SUMF Item or its equivalent for the benefit of all Users on a temporary basis until such restoration is complete.

14.3	The Party causing damage to a SUMF Asset as a result of its Gross Negligence or Wilful Misconduct shall assume liability for any incremental costs of such alternative SUMF Items so that the Users of such SUMF Items other than such Party or its Affiliates pay the same amount for such SUMF Items during such temporary period as such Users paid prior to the damage or destruction of the relevant SUMF Assets.

ARTICLE 15: METERING OF SUPPLY, CONSUMPTION AND DELIVERY

15.1	The quantities of certain SUMF Items supplied hereunder shall be measured by a Meter. The Meter shall be installed, owned and operated at the expense of the Party indicated in Schedule 2 as the Meter owner. The Meter owner shall read the Meter on a regular basis as described in Schedule 2 and shall promptly advise the other Party in writing of the reading. Such readings shall form the basis for preparing the Supplier’s invoices pursuant to Articles 5, 6 and 7.

15.2	The Parties acknowledge that the Meters are not normal custody transfer meters. The Meter owner shall, at its expense, perform normal maintenance procedures to maintain the accuracy of its Meters. Each Meter shall be tested for accuracy and calibrated regularly per industry standards as specified in Schedule 2 by the Meter owner at its expense. The Meter owner shall give the other Party a written schedule of calibration test times, and the other Party shall have the right to have its representative present to observe each calibration test. If the other Party desires to conduct more frequent calibration tests, such Party may request that more frequent tests be conducted, in which case the Meter owner will perform or cause to be performed such tests at the other Party’s expense.

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15.3	Following any calibration test made pursuant to this Article 15, the Meter owner at its expense shall restore an inaccurate component to a condition of accuracy or replace such component as soon as reasonably practical. If the level of inaccuracy exceeds that specified in Schedule 2, the readings affected by said component shall be corrected by the amount of the inaccuracy for the period which is definitely known to be affected by such inaccuracy. If the period is not definitely known and is not mutually agreed upon, the correction shall be made for a period one-half of the time elapsed between the last prior calibration test and the date the inaccuracy is corrected. Adjustments to a previously issued incorrect invoice shall be made promptly by the Supplier.

15.4	The Parties acknowledge that special metering problems may arise which can be resolved by procedures other than those described in this Article 15. The Parties may, by mutual consent, establish special procedures for a specific problem or accept delivery quantities in a manner not described herein. Mutual consent for acceptance of one special procedure or delivery quantity will not set aside the provisions of this Article 15, nor imply acceptance by either Party of any special provision at a future time.

15.5	Should the Supplier or the Purchaser fail to obtain suitable measurement results from the Meter, the quantities of SUMF provided during the period in question shall be calculated by the other Party in the event that the other Party has installed its own check meter and it has been calibrated according to this Article 15 within ninety (90) days of the period in question. In the event that neither Party has obtained suitable measurement results, the amount of the relevant SUMF Item supplied in the period in question shall be estimated, using the average of delivered quantities for a period of time agreed upon by both Parties, or by any other means mutually agreed upon by both Parties. If a Party installs a check meter, the other Party shall have the right to have its representative at any calibration test of the check meter. A Party installing a check meter shall perform all maintenance and calibration tests of the check meter at its own expense, and shall furnish the other Party with all readings obtained from the check meter.

15.6	The Parties shall complete promptly the identification of all receipt and Delivery Points for the various SUMF Items described in Schedule 2 and all drawings related thereto.

15.7	If there is no Meter at a Delivery Point the allocation method set out in Schedule 6 shall be used. The Joint Operating Committee shall have the authority to update and/or correct any allocation method, with any updating and/or corrections being adjusted prospectively. Either Party may, at its own expense, install a Meter in lieu of allocation.

15.8	Methods for allocating line losses and differences resulting from measurement discrepancies shall be set out in Schedule 2.

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ARTICLE 16: JOINT OPERATING COMMITTEE

16.1	The Supplier and the Purchaser shall jointly establish the Joint Operating Committee to review the operation of this Agreement and the supply of SUMF hereunder in an effort to ensure the smooth and efficient operation of this Agreement. The structure and role of the Joint Operating Committee is set out in Schedule 5.

16.2	Every two (2) years, or as often as either Party may reasonably require, the Joint Operating Committee will review the overall effectiveness of this Agreement and will discuss possible opportunities for improvement.

ARTICLE 17: MISCELLANEOUS

17.1	Both Parties shall perform their respective duties under this Agreement (i) following standards applied by the industry in similar operations and in keeping with good industry practice and in compliance with applicable law and (ii) in a manner each Party reasonably believes to be fair to the other Party.

17.2	The services under this Agreement shall be provided in accordance with Shell’s HSE and Technical Standards.

17.3	The Parties will keep each other timely informed about planned turnarounds, shutdowns, major technical projects, capital expenditures and any other major events which in each case are relevant to the supply or cost of any SUMF Item and/or the operation of the Purchaser’s Property. The Supplier shall take such Reasonable Actions within its control so as to minimise the impact to the Purchaser of any planned turnaround, shutdown, major technical project, capital expenditure and any other major event which may adversely impact the supply of any SUMF Item, without prejudice to health, safety and environmental standards. The Parties shall keep each other timely informed of any adjustments or changes to these plans.

ARTICLE 18: FORCE MAJEURE

18.1	A Party will not be in breach of this Agreement (except for breach of an obligation to pay money due and payable under this Agreement) to the extent:

(A)	performance by the Party is delayed or prevented by Force Majeure;

(B)	the Party claiming relief under this Article promptly notifies the other Party of the circumstances giving rise to Force Majeure and their anticipated duration; and

(C)	the Party so claiming relief undertakes to take Reasonable Actions to remedy and overcome the cause of such Force Majeure as promptly as possible.

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18.2	Upon remedying or overcoming the circumstances giving rise to Force Majeure, the Party claiming relief under this Article shall promptly notify the other Party of the termination of such Force Majeure condition.

18.3	If the Force Majeure in question prevails for a continuous period in excess of thirty (30) days after the date on which the Force Majeure begins, the Parties shall consult together with a view to determining mutually acceptable measures to overcome the difficulties arising therefrom.

18.4	“Force Majeure” means, in relation to either Party, an event, condition or circumstance beyond the reasonable control of that Party and without the fault or negligence of the Party claiming Force Majeure which causes a delay or disruption in the performance by such Party of any of its obligations under this Agreement including, without limitation:

(A)	fire, explosion or other disruption, mechanical breakdown, electrical shortage or blackout, decline or shortages of supply, and circumstances arising out of information technology not being millennium compliant; and

(B)	lock-outs, strikes and other industrial disputes.

For the avoidance of doubt, the settlement of a labour strike, lockout or any other kind of labour dispute is not within the reasonable control of the Party affected and the requirements of this Article shall not oblige that Party to settle a strike, lockout or other labour dispute on terms contrary to its wishes.

ARTICLE 19: DISPUTE RESOLUTION

19.1	Any Dispute arising out of or in connection with this Agreement, excluding invoice Disputes subject to Article 7.2(H), shall be exclusively processed in accordance with this Article.

19.2	In the event of a Dispute, the Parties shall, within ten (10) days of a written request by either Party to the other Party, meet in good faith to resolve such dispute or differences.

19.3	Any Dispute which cannot be resolved by the Parties shall be submitted to the Joint Operating Committee which shall endeavour to amicably resolve the Dispute. The Parties shall provide the Joint Operating Committee with such information as it reasonably requires to enable it to determine the issues relevant to the Dispute.

19.4	Any Dispute which cannot be resolved by the Joint Operating Committee shall be submitted to the Steering Committee which shall endeavour to amicably resolve the Dispute. The Parties shall provide the Steering Committee with such information as it reasonably requires to enable it to determine the issues relevant to the Dispute.

19.5	Any Dispute which cannot be resolved by the Steering Committee shall be submitted to mediation before a mediator selected by the Steering Committee. The Parties shall bear

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their own costs for mediation and the costs of the mediator shall be borne equally. If the Parties are unable to select a mediator within fifteen (15) days or if the Dispute is not resolved as a result of the mediation within sixty (60) days (or such other period as may be agreed by the Parties), either Party may submit the matter to arbitration for final, binding and exclusive settlement by three arbitrators in accordance with the UNCITRAL Arbitration Rules, with the President of the ICC Court of International Arbitration to act as the appointing authority, or any other arbitration provided for in Schedule 1, such arbitration to be held in the country where the Site is located at the place specified in Schedule 1. Any arbitration decision pursuant to this Article 19 shall be final and binding upon the parties and judgment thereon may be entered in any court of competent jurisdiction. Costs incurred by the Parties in carrying on any arbitration proceeding hereunder (including reasonable attorneys’ fees and arbitration fees) shall be determined by the arbitrator by reference to fault.

19.6	Pending resolution of any Dispute, the Supplier shall consult with the Purchaser with regard to any change to the specification of any SUMF Item with which the Dispute is connected.

19.7	Resolution of any Dispute between the Parties involving payment of money by one Party to the other shall include payment of interest at the Interest Rate.

19.8	Each Party shall, in addition to all rights provided herein or provided by law, be entitled to the remedies of specific performance and injunction to enforce its rights hereunder.

ARTICLE 20: FURTHER ASSURANCE

20.1	Each Party shall at its own cost, from time to time on request, do or procure the doing of all acts and execute or procure the execution of all documents in a form satisfactory to the other Party which the other Party may reasonably consider necessary for:

(A)	giving full effect to this Agreement; and

(B)	securing to the other Party the full benefit of the rights, powers and remedies conferred upon the other Party in this Agreement.

ARTICLE 21: COSTS AND EXPENSES

21.1	Save as otherwise stated in this Agreement, each Party shall pay its own costs and expenses in relation to the negotiation, execution and carrying into effect of this Agreement.

ARTICLE 22: ASSIGNMENT AND DELEGATION

22.1	Either Party shall be entitled to assign this Agreement to any Affiliate that acquires all or substantially all of its Property; provided that the assignee Affiliate and the assigning Party shall be jointly and severally liable for the fulfillment of all obligations thereby

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assigned. Either Party shall be entitled to assign this Agreement to any Third Party; provided that the assignee is financially, technically and otherwise reputable and agrees in writing to the other Party’s reasonable satisfaction to perform the duties and obligations under this Agreement. The Party attempting such an assignment to a Third Party shall provide the other Party with prompt advance written notice of such assignment to allow the other Party sufficient time in which to evaluate the potential assignee Third Party in the manner described in this Article 22.1.

22.2	Any assignment of this Agreement shall not relieve either Party of any obligation or liability incurred hereunder and remaining wholly or partially outstanding immediately prior to the time at which the assignment is to take effect.

22.3	The Supplier may at its discretion procure from its Affiliates or any Third Party certain information, advice, services and SUMF Items which it is obliged to render or perform under this Agreement, or may delegate to any Affiliate or Third Party the performance of its rights and obligations under this Agreement, in order to assist the Supplier in the efficient execution of this Agreement provided that the person or company to whom delegation is made shall be capable of rendering the services.

ARTICLE 23: SEVERABILITY

23.1	If any of the provisions of this Agreement is or becomes illegal, void or unenforceable under the law of any jurisdiction, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall remain and continue in full force and effect. In such event, this Agreement shall be modified to provide the same benefits and burdens (including economic) that would have been provided had this provision been deleted. In the event that the Parties cannot agree on modifications, the Dispute shall be resolved pursuant to Article 19.

23.2	The invalidity of one or more provisions of this Agreement shall not affect:

(A)	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(B)	the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

ARTICLE 24: NO AGENCY OR PARTNERSHIP

24.1	Nothing contained in this Agreement and no actions taken by the Parties under this Agreement shall constitute a partnership, joint venture, association or other co-operative entity between the Parties or to authorise either Party to represent the other or to contract on behalf of the other Party. The Supplier is acting solely as an independent contractor and is not an agent of the Purchaser. The Supplier’s provision of services and performance of its duties hereunder shall be under the sole supervision, control and direction of the Supplier and not the Purchaser.

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ARTICLE 25: REMEDIES AND WAIVER

25.1	The delay or failure of either Party at any time in exercising any right, power or remedy provided by law or under this agreement shall in no way:

(A)	affect that right, power or remedy; or

(B)	operate as a waiver of it.

25.2	The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

25.3	The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

25.4	The Parties acknowledge that each of them has had adequate opportunity and bargaining strength to review, negotiate and revise this Agreement to its satisfaction. They each expressly agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.

ARTICLE 26: ENTIRE AGREEMENT AND VARIATION

26.1	This Agreement constitutes the entire and only agreement between the Parties relating to the furnishing of SUMF Items by the Supplier to or for the Purchaser at the Site and supersedes any Pre-contractual Statement.

26.2	Each of the Parties acknowledges on its own behalf and on behalf of each of its Affiliates that, in agreeing to enter into this Agreement, it has not relied on any Pre-contractual Statement (except those set out in this Agreement).

26.3	Each Party waives all rights and remedies which, but for this Article, might otherwise be available to it in respect of any such Pre-contractual Statement, provided that nothing in this Article shall limit or exclude any liability for fraud.

26.4	Any amendment or modification of this Agreement shall be ineffective unless reduced to writing and signed by or on behalf of a duly authorised representative of each of the Parties.

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ARTICLE 27: NOTICES

27.1	All notices, requests, waivers, demands, directions and other communications required or permitted to be given under this Agreement shall be in writing and in English. This provision shall not prevent communications relating to the operations of the Plant from being made in the language spoken in the jurisdiction in which the Plant is situated. Notices may be given in electronic form (including facsimile transmission and telex communications and e-mail) and shall be delivered personally, sent by facsimile transmission, or e-mail, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the other Parties at their addresses set forth in the introductory paragraphs of this Agreement (or such other address for a Party as shall be specified by like notice from such Party to the other Party). All such notices and other communications shall be deemed to have been given and received, (i) in the case of personal delivery, delivery by facsimile transmission or e-mail, on the date of delivery, if delivered during business hours on a business day or, if not so delivered, the next succeeding business day (ii) in the case of delivery by nationally recognized overnight courier, on the second business day following dispatch and (iii) in the case of mailing, on the fifth business day following such mailing.

27.2	Any notice so delivered will comply with the terms of this Article 27.

27.3	A Party may change its notice details on giving notice to the other Party of the change in accordance with this Article 27. That notice shall only be effective on the date falling three (3) clear Business Days after the notification has been received or such later date as may be specified in the notice.

ARTICLE 28: GOVERNING LAW

28.1	This Agreement shall be governed by and construed in accordance with the laws of England.

28.2	A Person who is not a party to this Agreement has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

ARTICLE 29: LANGUAGE

29.1	If this Agreement is translated into any language other than the English language, the English version of this Agreement shall prevail.

ARTICLE 30: COUNTERPARTS

30.1	This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart.

30.2	Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

For and on behalf of

KRATON POLYMERS FRANCE S.A.S.

By:	/s/ C. Boussard
Name:	C. Boussard
Title:	SC Representative President of the Company

For and on behalf of

SHELL CHIMIE S.A.

By:	/s/ Philippe Nagel
Name:	Philippe Nagel
Title:	Legal Advisor

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SCHEDULE 1: INFORMATION

1.	The addresses, facsimile numbers and telex numbers of the Parties are:

Supplier:	Shell Chimie
CD 54, 13130 Berre l’Etang, France
	Tel:	+ 33-4-42 74 42 74
	Fax:	+ 33-4-42 74 64 14

Purchaser:	Kraton Polymers France S.A.S. CD 54, 13130 Berre l’Etang, France
	Tel:	+33-4-42 74 60 03
	Fax:	+33-4-42 74 64 14

2.	The Plant plan is attached as Attachment 1 (Article 1 under “Plant”).

3.	The relevant bank and lending rate (Article 1 under “Default Rate” and “Interest Rate”) are:

EURIBOR as offered by Credit Lyonnais, Paris, on the first Paris banking day of the month.

4.	Period for keeping books and records:

(X)	Two (2) years after the relevant calendar year.

( )	Other:

5.	Currency for payment of SUMF Charges : French Francs (FRF)

6.	Interval for reports on variations from the Annual Plan and Budget:

( )	Quarterly

(X)	Other: Six months

7.	Disputes are to be resolved by:

(X) UNCITRAL arbitration

( )	Other:

8.	Place of arbitration: Paris

9.	Supplier’s Representative: Charles Boussard

Purchaser’s Representative: Roel Jense

10.	The Site is the petrochemicals facility, located at Berre and Aubette, near Marseille,

France. It excludes the refinery at Berre.

Where the definition of site includes the refinery “Berre/Aubette Complex” is being used.

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SCHEDULE 2: SUMF ITEMS

SCHEDULE 2.1 -	INTENTIONALLY EMPTY
SCHEDULE 2.2 -	TECHNOLOGY SUPPORT - MANUFACTURING SUPPORT
SCHEDULE 2.3 -	LABORATORY CONTROL
SCHEDULE 2.4 -	ENGINEERING SUPPORT AND INSPECTION
SCHEDULE 2.5 -	SITE MANAGEMENT AND GENERAL SERVICES
SCHEDULE 2.6 -	IT SUPPORT TO MANUFACTURING - OPERATING AND INFRASTRUCTURE
SCHEDULE 2.7 -	IT SUPPORT TO MANUFACTURING - PROJECTS
SCHEDULE 2.8 -	FIREFIGHTING & BERRE/AUBETTE COMPLEX SECURITY
SCHEDULE 2.9 -	BERRE/AUBETTE COMPLEX INFRASTRUCTURE
SCHEDULE 2.10A -	LOGISTICS - FILLING AND DESPATCH
SCHEDULE 2.10B -	LOGISTICS - FILLING AND DESPATCH - OFF-SITE STORAGE
SCHEDULE 2.10C -	DISTRIBUTION AND PLANT PROGRAMMING
SCHEDULE 2.11 -	UTILITIES, AUXILIARIES AND RELATED SERVICES

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Schedule 2.2 — Technology support - manufacturing support

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

In agreement with Purchaser, Supplier shall provide professional support, monitoring and advice on process technology and process computing matters which are required for the normal operation of the Plant in accordance with Annual Plan and Budget. This Technology Manufacturing Support includes but is not limited to the following activities:

•	definition of the operating windows

•	operating practices for product consistency, including verification of routine control plans to ensure product quality

•	trouble shooting, e.g. day to day technical problem solving

•	issuing raw materials and product quality specifications

•	support for HSE studies requiring KRATON plant knowledge

•	support for integration of improvements and projects on the KRATON plant

•	provision of professional manufacturing project technology support for projects below USD 2 mln. This includes the following activities:

•	process optimisation

•	process project design, implementation & follow up

For projects above USD 2 mln, support will be agreed on a case by case basis.

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions: NOT APPLICABLE

7.	Category of SUMF: Short Term SUMF (initial period of six months with a notice period of six months)

Partial termination of this SUMF item: NO

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of a man year tariff. Charges and rates for the aforementioned services will be based on full recovery of Supplier’s actual costs in line with Supplier’s accounting practices.

8.2	Annual Plan & Budget for 2000: see Appendix 2: KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.3 - LABORATORY CONTROL

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

In agreement with Purchaser, Supplier shall provide laboratory control services. This includes but is not limited to:

•	central laboratory services required for the operation and product quality assessment of the Plant in accordance with Annual Plan and Budget.

•	professional central laboratory support for the definition of the operating windows of the Plant operation parameters, for implementing and maintaining plant recipes and taking all necessary steps required to meet the agreed Plant performance in accordance with Annual plan and budget.

Laboratory service include the following activities:

•	Sample testing/analysis supporting Plant production (including feedstocks, raw materials and process chemicals)

•	Sample testing/analysis of finished products for custody transfer to e.g. customer

•	Work related to customer complaints

•	Cleaning of sample containers and other laboratory equipment

•	Environmental analysis

•	Re-testing after custody transfer

•	Quality assurance activities.

•	Testing / analysis of product / process developments.

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions: NOT APPLICABLE

7.	Category of SUMF: Long Term SUMF

Partial termination of this SUMF item: NO

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of a manyear tariff. Charges and rates for the aforementioned services will be based on full recovery of Supplier’s actual costs in line with Supplier’s accounting practices.

8.2	Annual Plan & Budget for 2000: see Appendix 2 : KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.4 - ENGINEERING SUPPORT AND INSPECTION

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

In agreement with Purchaser, Supplier shall provide engineering support and inspection services. This includes but is not limited to:

•	professional support, monitoring and advice on all engineering matters, control of engineering standards and related legal, mandatory and statutory requirements.

•	project management services for improvements for projects below USD 2 mln. Supplier shall ensure that such improvements are executed in accordance with Supplier’s own standards or with any other standards as agreed between the Parties.

For projects above USD 2 mln, support will be agreed on a case by case basis.

•	interface with contractors.

•	regular inspection of the Plant as required by law and to monitor Plant integrity and identify necessary remedial work.

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions: NOT APPLICABLE

7.	Category of SUMF: Long Term SUMF

Partial termination of this SUMF item: NO

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of a manyear tariff. Charges and rates for the aforementioned services will be based on full recovery of Supplier’s actual costs in line with Supplier’s accounting practices.

8.2	Annual Plan & Budget for 2000: see Appendix 2 : KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.5 - SITE MANAGEMENT AND GENERAL SERVICES

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

Supplier shall provide Site management and general services. These include but are not limited to:

1.	Site management

2.	HSE services

3.	Finance support to manufacturing

4.	HR/legal/public affairs services

5.	Office services/accommodation & catering

6.	Other Site services

3.1	Site Management

Supplier shall provide general Site management services. These include but are not limited to the Site manager and staff.

3.2	HSE services

Supplier shall provide support related to hygiene, occupational health, industrial hygiene, safety and environment (HSE). These include but are not limited to:

•	HSE co-ordination support

•	provide professional support, training, monitoring and advice on all matters related to HSE

•	ensure compliance with Supplier’s standards or at least with local legal standards as the case may be

•	provide professional support, monitoring and advice on all matter related to process safety issues and to operating permits,

•	Medical, industrial hygiene and health

•	provide professional support, monitoring and advice on health (including occupational health) and all related legislative requirements and dealings with appropriate statutory bodies.

•	provide occupational medical services, first aid

•	Provide first aid training

•	Provide professional support, monitoring and advice on safety and environmental protection and all related legislative requirements and dealings with the appropriate statutory bodies and the related fees (e.g. waste water).

3.3	Finance support to manufacturing

Provide financial services e.g.

•	Stocks management and costs administration, payment of invoices for materials and services provided to Purchaser, contracts administration and other administrative services on behalf of Purchaser;

•	Operation and administration of the Purchaser’s asset register.

3.4	HR services / legal / public affairs services

•	Provide salary administration for relevant Supplier’s employees.

•	Provide services and associated costs for e.g.: retirement and early retirement payments, medical insurance payments, commuting traffic, taxis, public relations activities.

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•	Provide professional support, monitoring and advice on staff recruitment and appraisal. This includes the relevant share of costs incurred outside the Site.

•	Provide professional support, monitoring and advice on training, training needs/possibilities and related issues.

•	Provide public affairs services

•	Maintain appropriate contract with local educational establishments.

•	Provide training facilities on Site.

•	Provide professional support monitoring and advice on all legislative matters related to the manufacturing activities on the Site : land, HSE, building licences, contractors agreements, taxes, insurance, litigation, workers laws, penal concern, relationship with local authorities

Some of these services, HR services in particular, may be sub-contracted to the Supplier’s parent company or another Affiliate.

3.5	Office Services/Accommodation and Catering

This includes but is not limited to:

•	Mail distribution

•	Library

•	Office supplies

•	Catering for all shift and day-staff personnel

•	Secretarial services

•	Office cleaning

•	Personnel rewards

•	Operational (such as electricity and heating) and maintenance services for all offices excluding control-rooms and workshops.

3.6	Other Site services

These include but are not limited to:

•	Procurement activities: purchasing services for materials (including spare parts and/or process materials), goods and services, as requested by Purchaser on a case by case basis.

•	Quality and total quality management

•	Activities linked to the Site efficiency operation

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions: NOT APPLICABLE

7.	Category of SUMF: Sole Supplier SUMF

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of the recovery of Supplier’s actual costs allocated in line with Supplier’s accounting practices and cost allocation keys as defined by the Annual Plan and Budget. For materials bought by Supplier for Purchaser, the costs of material to recover will include the cost of providing, procuring, managing, storing and financing of materials. The cost of financing of materials will be calculated on the basis of the Interest Rate as defined in Article 1 of this Agreement.

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8.2	Annual Plan & Budget for 2000: see Appendix 2: KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.6 - IT SUPPORT TO MANUFACTURING - OPERATING AND INFRASTRUCTURE

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

Supplier shall provide support related to the operation of and the infrastructure for Information Technology. This includes but is not limited to:

•	support on software operation and maintenance of the following information systems :

•	accounting information system dedicated to the Supplier’s operations for all matter related to the manufacturing activities of Purchaser

•	HR and internal communication information system used by Supplier

•	Finance and procurement information system used by Supplier

•	information systems dedicated to the Supplier’s operations for all matters relating to the manufacturing activities of Purchaser

•	support on hardware operation and maintenance :

•	information system dedicated to the Site

•	installed computers and IT hardware

•	use of telecommunications :

•	supply telecommunication services providing access to the telecommunication network

•	operate, maintain and repair all equipment used for such supply of telecommunication services

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions: NOT APPLICABLE

7.	Category of SUMF: Long Term SUMF

Partial termination of this SUMF item: YES

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of the recovery of Supplier’s actual costs allocated in line with Supplier’s accounting practices and cost allocation keys as defined by the Annual Plan and Budget.

8.2	Annual Plan & Budget for 2000: see Appendix 2 : KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.7 - IT SUPPORT TO MANUFACTURING - PROJECTS

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

Supplier shall provide services with respect to all activities related to the development and implementation of new IT systems, including but not limited to hardware, software and start-up for projects below USD 2 mln. For projects above USD 2 mln support will be agreed on a case by case basis.

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions: NOT APPLICABLE

7.	Category of SUMF: Long Term SUMF

Partial termination of this SUMF item: NO

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of the recovery of Supplier’s actual costs allocated in line with Supplier’s accounting practices and cost allocation keys as defined by the Annual Plan and Budget.

8.2	Annual Plan & Budget for 2000: see Appendix 2 : KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.8 - FIREFIGHTING & BERRE/AUBETTE COMPLEX SECURITY

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

Supplier shall provide fire fighting and Berre/Aubette Complex security services. These include but are not limited to:

Fire fighting

•	Maintain appropriate provision for the prevention and control of fire including the fire water systems

•	Provide professional personnel for the purpose of fire fighting.

•	Provide routine on site training of Plant staff and of staff seconded to the Site by the Purchaser in fire-fighting in accordance with Site practice.

•	Supply, operate, maintain and repair all equipment necessary for fire fighting outside battery limits.

•	Provide laboratory control of respiratory protection equipment for personnel

Berre/Aubette Complex security

•	Provide Berre/Aubette Complex entrance control in relation to Berre/Aubette Complex security.

4.	Volumes and specifications: NOT APPLICABLE

Anticipated Performance: Normal supplies of fire water expected for 100% of time.

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions: NOT APPLICABLE

7.	Category of SUMF: Sole supplier SUMF

Purchaser and Supplier will jointly define and agree a limited number of performance indicators to measure the quality of the service provided. In case of notorious and repeated under-performance, for example compared to the anticipated performance in 4 above, Purchaser will, in derogation of the sole supplier principle, be allowed to partially terminate the service which has been subject to such under-performance.

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of the recovery of Supplier’s actual costs allocated in line with Supplier’s accounting practices and cost allocation keys as defined by the Annual Plan and Budget.

8.2	Annual Plan & Budget for 2000: see Appendix 2: KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.9 - BERRE/AUBETTE COMPLEX INFRASTRUCTURE

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

Supplier shall provide the Berre/Aubette Complex infrastructure and general facilities.

These include but are not limited to :

•	the styrene monomer tank and pipeline system

•	the port facilities at Port de la Pointe

•	other facilities for the import and supply of feedstocks and utilities

•	distribution of products in accordance with this agreement required to operate the Plant

•	management of the Berre/Aubette Complex Infrastructure, including operation, maintenance and improvements

•	demolition and other associated project costs on infrastructure assets

•	taxes and Insurance on infrastructure assets

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	DELIvery terms and conditions:

6.1	Conformance requirements: Berre/Aubette Complex Standards

7.	Category of SUMF: Sole Supplier SUMF

8.	Pricing

8.1	Pricing structure and prices per item: charges will consist of an annual fee escalated with the Inflation Index as defined in Appendix 1 to this Schedule 2.

8.2	Annual Plan & Budget for 2000: see Appendix 2: KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.10A - LOGISTICS - FILLING AND DESPATCH

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description Of Service, Utility, Material Or Facility:

Supplier shall provide on-site filling and dispatch services excluding packaging and dispatch of finished product at the Plant.

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions:

6.1	Conformance requirements: Berre/Aubette Complex Standards

7.	Category of SUMF: Long Term SUMF

7.1	Partial termination of this SUMF item: NO

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of the recovery of Supplier’s actual costs allocated in line with Supplier’s accounting practices and cost allocation keys as defined by the Annual Plan and Budget.

8.2	Annual Plan & Budget for 2000: see Appendix 2: KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.10B - LOGISTICS - FILLING AND DESPATCH - OFF-SITE STORAGE

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description Of Service, Utility, Material Or Facility:

Supplier shall provide off-site storage services and transport of finished product from the Plant to the off-site storage in accordance with the stock management policy as agreed with Purchaser in the Annual Plan and Budget. The Supplier will sub-contract or has sub-contracted this service partially or entirely to Third Parties.

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: NO, but possible under existing contract between the Supplier and a Third Party

6.	Delivery terms and conditions:

6.1	Conformance requirements: Berre/Aubette Complex Standards

6.2	Dependencies: from Third Party contractors

7.	Category of SUMF: Short Term SUMF

Termination period: 30 days plus termination period of the off-site storage contracts in place at the date of this Agreement between Supplier and Third Parties.

7.1	Partial termination of this SUMF item: NO

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of the recovery of Supplier’s actual costs allocated in line with Supplier’s accounting practices and cost allocation keys as defined by the Annual Plan and Budget. If and when the Supplier sub-contracts or has sub-contracted this service partially or entirely to Third Parties the Supplier will charge the actual cost of such contracts without a surcharge.

8.2	Annual Plan & Budget for 2000: see Appendix 2: KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2.10C - DISTRIBUTION AND PLANT PROGRAMMING

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie S.A.

3.	Description of Service, Utility, Material or Facility:

Supplier shall provide, on the basis of Purchaser’s information, distribution and Plant programming services. These include but are not limited to :

3.1	Distribution

•	arrangements for the movements of process materials, feedstocks, utilities and other streams to and from the Plant.

For styrene monomer (SM) imports, services under this Agreement are subject to the following procedure:

The Supplier is not permitted to unload onto the Site any SM other than SM from Shell Nederland Chemie’s Moerdijk Plant (“non-Moerdijk SM”) unless the Supplier has received prior written notice from whichever of the Purchaser and the asset owner of the expandable polystyrene plant should wish to use non-Moerdijk SM (“the Issuing Party”) that it has procured such SM for delivery at the Site. There shall be annexed to the notice a copy of the notice given by the Issuing Party to the other manufacturer using SM on the Site (“the Other Manufacturer”) of its intention to purchase non-Moerdijk SM (“the Proposal Notice”) together with a copy of the Other Manufacturer’s written consent to such purchase or of a statement of facts by the Issuing Party justifying it to have deemed the Other Manufacturer to have consented to such purchase. Without such prior notice in compliance with the foregoing requirements the Supplier shall refuse to unload any barge or vessel carrying non-Moerdijk SM. Any claims, losses, liabilities, damages, expenses or costs incurred in consequence of such refusal including demurrage shall be for the Party which procured the non-Moerdijk SM.

Having received such prior written notice for non-Moerdijk SM in compliance with the foregoing requirements the Supplier shall apply the following procedure:

Upon the arrival of any ship carrying non-Moerdijk SM at the Port de la Pointe jetty adjacent to the Site, upon receipt of samples of the SM from the ship prior to its discharge the Supplier shall immediately deliver one sample to the Other Manufacturer at its Plant on the Site in a package addressed to the Plant’s Quality Control Manager. The Supplier shall also analyse a sample of the SM prior to its discharge. The Purchaser shall indemnify Supplier in respect of all costs and expenses which Supplier may incur in respect of any such analysis. In the event that the SM supplied should fail to meet the specifications as attached to the Proposal Notice and/or if the Other Manufacturer should within 72 hours of receipt of the sample give the Supplier written notice instructing the Supplier to refuse authority for the discharge of the SM the Supplier shall refuse authority for such discharge. Failure by the Other Manufacturer to give such notice within the time scale shall entitle the Supplier to deem the Other Manufacturer to have approved the sample and given the Supplier authority to discharge the SM from the ship and to receive the SM into the pipelines and tanks on the Site for ultimate distribution to the Other Manufacturer. The Purchaser shall, to the fullest extent permitted by law, indemnify, defend and hold harmless Supplier from and against all and any claims, liabilities, costs, damages and expenses which may be brought against Supplier or which Supplier may incur in any way resulting from or attributable to such refusal of authority to discharge.

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3.2	Plant Programming

Planning and co-ordination at site level of product supply against demand in the short and medium term in relation with overall supply chain management.

4.	Volumes and specifications: NOT APPLICABLE

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions:

6.1	Conformance requirements: Berre/Aubette Complex Standards

6.2	Dependencies: none

7.	Category of SUMF: Short Term SUMF

7.1	Initial duration of SUMF: 1 year

7.2	Partial termination of this SUMF item: NO

8.	Pricing

8.1	Pricing structure and prices per item: costs will be charged on the basis of the recovery of Supplier’s actual costs allocated in line with Supplier’s accounting practices and cost allocation keys as defined by the Annual Plan and Budget.

8.2	Annual Plan & Budget for 2000: see Appendix 2 : Kraton Berre - SUMF Budget

9.	Special payment terms: NO

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Schedule 2.11 - Utilities, Auxiliaries and related Services

1.	Purchaser: Kraton Polymers France S.A.S.

2.	Supplier: Shell Chimie

3.	Description of Service, Utility, Material or Facility:

Supplier shall within the agreed Annual Plan and Budget

(a)	supply Purchaser such quantities and qualities of utilities and auxiliaries produced by the Supplier and/or purchased from third parties by the Supplier as required to operate the Plant;

(b)	operate, maintain and repair all distribution systems used for the supply of utilities and auxiliaries to the Plant.

Utilities and auxiliaries Supply

Supplier shall supply utilities and auxiliaries according to Berre/Aubette Complex specifications. These include but are not limited to :

•	Electricity

•	Nitrogen

•	High Pressure (HP) Medium Pressure (MP) and Low Pressure (LP) steam

•	Compressed air (instrument air)

•	Demineralised water

•	Cooling water

•	Decarbonated water

•	Industrial water

•	Drinking water

•	Fire fighting water

•	Waste water treatment

•	Waste disposal

•	Use of flare system

•	General expenses

•	Condensate returns

4.	Volumes and specifications:

Specifications are described in a site manual called “Spécifications des fluides utilités” and coded “UTI/UCB/SPE.101” which is updated from time to time. This document is freely available on the Berre/Aubette Complex. The Supplier shall consult the Purchaser before changes to a specification or the production process for a utility are made.

Volumes and Budgeted Consumption (for definition see Article 1 of this Agreement) are agreed each year in the Annual Plan and Budget.

Firm Capacity Reservation is set up for the entire contract period at 65 kt/a for Kraton D and 20 kt/a for Kraton G (based on current technology and grade-mix); any amendments or modification to this Firm Capacity Reservation will require agreement between both Parties

5.	Purchaser’s total requirement: YES

6.	Delivery terms and conditions

6.1	Mode of supply/ delivery place: Through distribution network existing at the Effective Date of the Agreement and any further expansion or reduction.

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6.2	Measurement of supply quantity to Purchaser:

Utility flows will be measured by accounting flow Meters with integrator of an accuracy to be agreed between Purchaser and Supplier. These Meters will be read and recorded by the Supplier monthly, unless agreed otherwise. The Meters will be inspected and periodically calibrated by the Supplier according to mutually agreed procedures. The accounting methods and the calibration methods for the accounting flow Meters are described in a Site manual under reference “MET-MO-005” which is updated from time to time. See Schedule 7 for delivery points, indicating the location of Meters. Other essential streams not currently metered, including waste water and waste disposal, will also be metered with flow Meters to be installed at Supplier’s cost on the Site before the 31 December 2000. Non-metered consumption of utilities and auxiliaries will be charged on the basis of the agreed Annual Plan Budget in line with Site accounting practices.

6.3	Title and risk transfer at the delivery points; see Schedule 7.

6.4	Conformance requirements: Berre/Aubette Complex Standards are Shell standards as at the effective date of this agreement. Any change to these standards from Shell standards will require prior consultation with Purchaser.

It is incumbent on the Purchaser to maintain proper segregation and classification of all waste. They must comply with the Site’s HSEMS, specific waste procedures and the relevant legislation. If the legislator requires changes to the waste disposal system with respect to waste from the Kraton Plant then these costs shall be recovered from the Purchaser.

6.5	Dependencies: from Third Party utility and/or service providers. Electricity, raw water, nitrogen and waste disposal are fully or partly purchased from third parties.

7.	Category of SUMF: Long Term SUMF

7.1	Partial termination of this SUMF item: YES

8.	Pricing

Utilities and auxiliaries will be charged on the basis of a tariff which consists of:

•	a variable component, linked to actual consumption,

•	a fixed component (“Fixed Component”), consisting of a unit cost linked to Purchaser’s Budgeted Consumption; it includes fixed cost for operation and maintenance and depreciation on net book value,

•	an annual fee (“User Charge”) based on Purchaser’s Firm Capacity Reservation. The user charge covers the cost of capital and dividends to the Supplier’s shareholders.

Charges per utility or auxiliary are as follows:

8.1	ELECTRICITY

•	The variable component is based on a commercial tariff from an external supplier, based on a notional contract covering 100% of total Berre/Aubette Complex electricity consumption delivered at Berre/Aubette Complex fence.

•	The Fixed Component,

•	The User Charge

8.2	NITROGEN

•	The variable component is based on commercial price from external supplier, based on a notional contract covering 100% of total Berre/Aubette Complex Nitrogen consumption delivered at Berre/Aubette Complex fence.

•	There is no Fixed Component nor a User Charge.

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8.3	STEAM

•	The variable component is based on actual yields and prices of Fuel Oil, Demineralised Water, Chemicals and Utilities (see Appendix 3).

•	The Fixed Component

•	The User Charge

8.4	COMPRESSED AIR

•	The variable component is based on actual yields and prices of electricity, steam and other utilities (see Appendix 3),

•	The Fixed Component

•	The User Charge

8.5	COOLING WATER

•	The variable component is based on actual yields and prices of raw water, chemicals and utilities (see Appendix 3).

•	The Fixed Component,

•	The User Charge

8.6	DECARBONATED WATER

•	The variable component is based on actual yields and prices of raw water, electricity and chemicals (see Appendix 3).

•	The Fixed Component,

•	The User Charge

8.7	DRINKING WATER

•	There is no variable component.

•	The fixed component is a lumpsum which will be determined according to the proportion of staff located at the KRATON Plant including staff seconded the Plant by the Purchaser to the total number of staff.

8.8	FIRE FIGHTING WATER

•	There is no variable component.

•	The fixed component is a lumpsum which will be determined in the Annual Plan and Budget.

•	There is no User Charge

8.9	INDUSTRIAL WATER

•	The variable component is based on actual yields and prices of raw water, chemicals and utilities (see Appendix 3).

•	The Fixed Component,

•	The User Charge

8.10	WASTE WATER TREATMENT

•	There is no variable component.

•	The Fixed Component,

•	The User Charge

•	In addition, if an exceptional uncontrolled effluent is discharged to the sewer network and is detrimental to the normal operation of the Effluent Treatment, the extra costs related to this uncontrolled effluent will be charged to Purchaser according to Purchaser’s share of responsibility of this uncontrolled effluent discharged.

NB: An exceptional uncontrolled effluent is generally the result of an accidental event (failure of equipment, misoperation,...) or an unplanned non-routine operation (cleaning of a capacity,...) that creates serious disturbances in the waste water

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treatment facilities and requires extraordinary measures, irrespective of the effluents discharged to the environment being inside or outside authorised limits. In all cases such incidents generate extra costs, which will be separately identified and charged to the responsible party or parties.

Typical examples of what is considered to be an exceptional uncontrolled effluent are:

•	quantity of styrene that polymerises in the primary treatment of effluents and causes damage to mechanical equipment and fouling of piping.

•	quantity of pollutant (such as Phenol or Ni) that is detrimental to the bacteria and significantly reduces the performance of the biotreater to a level where effluents have to be stored and possibly operation on the Berre/Aubette Complex has to be curtailed.

8.11	WASTE DISPOSAL

•	The variable component is based on the commercial price from external supplier Note that it will be charged according to actual quantity disposed.

•	The Fixed Component,

•	The User Charge

8.12	FLARE SYSTEM

•	There is no variable component.

•	The Fixed Component,

•	The User Charge

8.13	GENERAL EXPENSES

General expenses consist of utilities which are consumed by common facilities or infrastructure (e.g. electricity consumed by the laboratory facility) and which cannot be charged directly to a product or a utility. All the related expenses are treated as fixed costs and are allocated to the product according to site accounting practices (pro rata direct and indirect fixed costs).

8.14	CONDENSATE RETURNS

Condensate from various production units, including KD/KG, are alternately stored in two tanks T111-01 and T111-03, and pumped to the boiler-house if on spec or otherwise sent to the sewer system. Only recovered condensate will be valued and credited to Purchaser on the basis of flows recovered and measured by the utility meters and at a price based on fuel and demineralised water prices (see Appendix 3).

8.2	Annual Plan & Budget for 2000: see Appendix 2: KRATON Berre - SUMF Budget

9.	Special payment terms: NO

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SCHEDULE 2 - APPENDIX 1

List of definitions and abbreviations

“Inflation Index” means “Indice des Produits et Services Divers B” published by INSEE.

At 31.12.98, the Index was 119.

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SCHEDULE 2 - APPENDIX 2a

KRATON D BERRE - SUMF BUDGET

Based on an annual budgeted production of 45 kt

		2000 BUDGET FRF Mln	SUMF SCHEDULE Reference
SITE SERVICES		***
Operational support		***
Technology – manufacturing support	Actuals	***	schedule 2,2
Laboratory	Actuals	***	schedule 2,3
Engineering and Inspection	Actuals	***	schedule 2,4

Site Management and General services	Actuals	***	schedule 2,5

IT costs manufacturing		***
IT costs manufacturing – operating and infrastructure	Actuals	***	schedule 2,6
IT costs manufacturing - projects	Actuals	***	schedule 2,7

Fire fighting & Berre/Aubette Complex entrance control	Actuals	***	schedule 2,8
Infrastructure	Annual fee	***	schedule 2,9

LOGISTICS		***
Filling and despatch	Actuals	***	schedule 2,10a
Filling and despatch – outside storage	Actuals	***	schedule 2,10b
Distribution and Plant Programming	Actuals	***	schedule 2,10c
TOTAL FIXED COSTS		***

UTILITIES & AUXILIARIES		***	schedule 2,11
Utilities	Tariff	***
Of which variable		***
Auxiliaries	Tariff	***

NB: This budget does not include land lease nor building lease which will be covered by separate contracts.

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KRATON G BERRE - SUMF BUDGET

Based on an annual budgeted production of 13 000 t KG and an annual budgeted production of 2 000 t Viscosity Improvers

		2000 BUDGET FRF Mln	SUMF SCHEDULE Reference
SITE SERVICES		***
	Actuals	***	schedule 2,1
Operational support		***
Technology – manufacturing support	Actuals	***	schedule 2,2
Laboratory	Actuals	***	schedule 2,3
Engineering and Inspection	Actuals	***	schedule 2,4
Site Management and General services	Actuals	***	schedule 2,5
IT costs manufacturing		***
IT costs manufacturing - operating and infrastructure	Actuals	***	schedule 2,6
IT costs manufacturing - projects	Actuals	***	schedule 2,7
Fire fighting & Berre/Aubette Complex entrance control	Actuals	***	schedule 2,8
Infrastructure	Annual fee	***	schedule 2,9

LOGISTICS		***
Filling and despatch	Actuals	***	schedule 2,10a
Filling and despatch - outside storage	Actuals	***	schedule 2,10b
Distribution and Plant Programming	Actuals	***	schedule 2,10c

TOTAL FIXED COSTS		***

UTILITIES & AUXILIARIES		***	schedule 2,11
Utilities	Tariff	***
Of which variable		***
Auxiliaries	Tariff	***
INFINEUM RECOVERY		***

NB: This budget does not include land lease nor building lease which will be covered by separate contracts.

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SCHEDULE 2 - APPENDIX 2b

KRATON D BERRE - UTILITIES & AUXILIARIES 2000 BUDGETED COSTS

Annual budgeted production: 45 kt

			Projected	UNIT COSTS in FRF				TOTAL COSTS in ‘000 FRF
UTILITIES	unit	yield	Consump- tion	variable component	Fixed Component	User Charge	Total	variable component	Fixed Component	User Charge	Total
		in unit/kt KD		(1)
Air	‘000 m3	***	***	***	***	***	***	***	***	***	***
Electricity	MWh	***	***	***	***	***	***	***	***	***	***
LP Steam	kt	***	***	***	***	***	***	***	***	***	***
MP Steam	kt	***	***	***	***	***	***	***	***	***	***
Nitrogen	‘000 m3	***	***	***	***	***	***	***	***	***	***
Water - cooling	‘000 m3	***	***	***	***	***	***	***	***	***	***
Condensate	‘000 m3	***	***	***	***	***	***	***	***	***	***

TOTAL				***	***	***	***	***	***	***	***

(1)	detailed 2000 formulae for VC in appendix 3;

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AUXILIARIES	Projected Consumption		Fixed element	User Charge	TOTAL
Water – fire fighting			***	***	***
Water – drinking	*	**	***	***	***
Flare system	*	**	***	***	***
Waste water	*	**	***	***	***
Waste disposal	*	**	***	***	***
General expenses	*	**	***	***	***

TOTAL			***	***	***

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KRATON G BERRE - UTILITIES & AUXILIARIES 2000 BUDGETED COSTS

Annual budgeted production: 13 kt

UTILITIES	unit	yield
			Projected	UNIT COSTS in FRF				TOTAL COSTS in ‘000 FRF
			Consumption	variable component	Fixed Component	User Charge	Total	variable component	Fixed Component	User Charge	Total
		in unit/kt KG		(1)
Air	‘000 m3	***	***	***	***	***	***	***	***	***	***
Electricity	MWh	***	***	***	***	***	***	***	***	***	***
LP Steam	kt	***	***	***	***	***	***	***	***	***	***
MP Steam	kt	***	***	***	***	***	***	***	***	***	***
HP Steam	kt	***	***	***	***	***	***	***	***	***	***
Nitrogen	‘000 m3	***	***	***	***	***	***	***	***	***	***
Water - cooling	‘000 m3	***	***	***	***	***	***	***	***	***	***
Water - industrial	‘000 m3	***	***	***	***	***	***	***	***	***	***
Water - Decarbonated	‘000 m3	***	***	***	***	***	***	***	***	***	***
Condensate	‘000 m3	***	***	***	***	***	***	***	***	***	***

TOTAL								***	***	***	***

(l)	detailed 2000 formulae for VC in appendix 3

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AUXILIARIES	Projected Consumption		Fixed element	User Charge	TOTAL
Water - fire fighting			***	***	***
Water - drinking	*	**	***	***	***
Flare system	*	**	***	***	***
Waste water	*	**	***	***	***
Waste disposal	*	**	***	***	***
General expenses	*	**	***	***	***

TOTAL			***	***	***

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Viscosity Improvers BERRE - UTILITIES & AUXILIARIES 2000 BUDGETED COSTS

Annual budgeted production in t: 2,000

			Projected	UNIT COSTS in FRF				TOTAL COSTS in ‘000 FRF
UTILITIES	unit	yield in unit/kt	Consumption	variable component	Fixed Component	User Charge	Total	variable component	Fixed Component	User Charge	Total
(1)
Air	‘000 m3	***	***	***	***	***	***	***	***	***	***
Electricity	MWh	***	***	***	***	***	***	***	***	***	***
LP Steam	kt	***	***	***	***	***	***	***	***	***	***
MP Steam	kt	***	***	***	***	***	***	***	***	***	***
HP Steam	kt	***	***	***	***	***	***	***	***	***	***
Nitrogen	‘000 m3	***	***	***	***	***	***	***	***	***	***
Water - cooling	‘000 m3	***	***	***	***	***	***	***	***	***	***
Water - industrial	‘000 m3	***	***	***	***	***	***	***	***	***	***
Water - Decarbonated	‘000 m3	***	***	***	***	***	***	***	***	***	***
Condensate	‘000 m3	***	***	***	***	***	***	***	***	***	***

TOTAL								***	***	***	***

(1)	detailed 2000 formulae for VC in appendix 3

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AUXILIARIES	Projected Consumption		Fixed element	User Charge	TOTAL
Water - fire fighting			***	***	***
Water - drinking	*	**	***	***	***
Flare system	*	**	***	***	***
Waste water	*	**	***	***	***
Waste disposal	*	**	***	***	***
General expenses	*	**	***	***	***

TOTAL			***	***	***

***	[Confidential Treatment Required]

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SCHEDULE 2

APPENDIX 3: UTILITIES - 2000 FORMULAE FOR VARIABLE COMPONENTS

INPUT FOR FORMULAE			2000 budget price
		Unit	FRF/unit
RW	Purchased Raw Water	00M3	***
EL	Electricity	MWh	***
SRF	Standard Refinery Fuel ( 9600 TH / MT)	Kt	***
N	Nitrogen	‘00m3	***

***	[Confidential Treatment Required]

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FORMULAE (per unit of utility)

Unit	UTILITY
‘000 m3	water -industrial	=	***	***
‘000 m3	water - decarbonated	=	***	***	***
‘000 m3	water - demineralised	=	***	***	***
kt	Steam - HP (*)	=	***	***	***	***	***
kt	Steam - MP (*)	=	***	***	***	***	***
kt	Steam - LP (*)	=	***	***	***	***	***
‘000 m3	Air	=	***	***	***	***
‘000 m3	water - cooling	=	***	***	***	***	***
‘000 m3	Condensate	=	***	***	***	***

(*)	FUEL coefficient corresponding to agreed formula with the site refinery, i.e. : [***] [Confidential Treatment Required]

NB : Formulae subject to periodical review as appropriate and in agreement with Steering Committee

[***]  [Confidential Treatment Required]

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OUTPUT	2000 budget price		Variables
		Unit	FRF/unit
	Electricity	MWh	***
	Water – industrial	‘000 m3	***
	Nitrogen	‘000 m3	***
DecW	water – decarbonated	‘000 m3	***
DemW	water – demineralised	‘000 m3	***
HPS	Steam – HP	kt	***
MPS	Steam – MP	kt	***
LPS	Steam – LP	kt	***
A	Air	‘000 m3	***
CooW	water – cooling	‘000 m3	***
Condensate	Condensate	‘000 m3	***

***	[Confidential Treatment Required]

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SCHEDULE 3: SUMMARY OF SUPPLIER’S ACCOUNTING PRACTICES

I GENERAL ORGANISATION

The BERRE SITE is composed of three production centers (ENTITIES). Each ENTITY has its own management, operation, maintenance, technology and safety organisation which are in charge of the day-to-day operation and maintenance of their production plants.

SPS has one ENTITY: the REFINERY ENTITY and SHELL CHIMIE has two ENTITIES: the CHEMICAL ENTITY and the OLEFINS/POLYOLEFINS ENTITY.

The CHEMICAL ENTITY is providing SITE services to the ENTITIES in the field of:

•	Technical activities (workshops, inspection, purchasing...)

•	HR and personnel management

•	HSE activities

•	Finance (including Information System)

•	Total Quality Management, optimisation of the Oil/Chemical interface.

•	Firefighting

•	Utilities management.

II GENERAL COST CHARGING PROCEDURE

II.1 Principle

The cost charging procedure is based on the principle that all costs (including recoveries), relating to the Berre SITE, have to be allocated and charged to the individual production plants in the various ENTITIES. The same principles for allocation apply to all Users.

II.2 SITE services

The costs of customised services as provided by the CHEMICAL ENTITY to an ENTITY or a production plant are directly charged to the ENTITY or to the plant concerned. In case the SITE services are rendered to more than one ENTITY, the costs are allocated to the ENTITIES involved by applying certain keys as approved by the management of the ENTITIES.

II.3 ENTITY services

Within the individual ENTITY, the costs, wherever these are incurred, are split over the various production plants according to certain keys as approved by the management of that ENTITY and the production plants.

II.4 Allocation keys

Allocation keys are uniformly applied to all tenants on the SITE.

In principle the nature of the service and the allocation keys are closely related.

Once a year the allocation keys are reviewed by the SHELL CHIMIE Finance department and the management of the ENTITIES and production plants to check whether any modification is required. The allocation keys are presented to each ENTITY as part as the October Forecast exercise and will apply to the following year.

In case there would be a need to change the basis to the allocation support from and approval by all tenants on the SITE will be obtained.

III. MANUFACTURING COSTS

For SHELL CHIMIE, the manufacturing cost of each primary product is calculated on a monthly and a year-to-date basis (actual costs), expressed in French Francs per commercial unit.

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in some cases, the actual costs can not be determined and the monthly expenses are based on budgeted figures. These budgeted figures are adjusted to actuals for the presentation of the quarterly and end-of-the-year manufacturing costs only.

Code numbers are used for the allocation of the manufacturing costs to the individual primary product. For the determination of costs related to the assets involved the so-called IS lines are being used. The manufacturing costs include variable costs, direct and indirect fixed costs, DEPRECIATION COMPONENT and CAPITAL CHARGE COMPONENT which are given in more detail below.

III.1 Variable costs

The variable costs are comprising the following elements:

•	Packaging costs

•	Feedstocks:

•	quantities by metering

•	unit price from stock values

•	market related value, including handling and storage’s costs, if any.

•	Raw materials and chemical products:

•	consumption as metered per period

•	unit price from stock values (Moving Average Price)

•	By-products:

•	quantities by metering

•	unit price related to market value

•	Utilities

•	consumption as metered by period or as agreed in the year budget

•	unit tariff

III.2 Direct fixed costs

These are

•	Operating costs:

•	related to the production plant and common facilities, if any.

•	manpower cost includes salaries, wages and benefits but is excluding overheads (included in the indirect fixed costs).

•	Maintenance costs:

•	related to the production plant and common facilities, if any.

•	included are routine, extraordinary and shutdown maintenance, plant changes and the general expenses of the maintenance organisation.

•	Technology and laboratory assistance

III.3 Indirect fixed costs

These are limited to SITE related costs only and consist mainly of the costs related to the SITE services and ENTITIES organisations, like:

•	Manpower costs and general expenses of SITE services and ENTITIES management

•	HSE, including security

•	Personnel: training, transport, etc....

•	Operating costs of computer and IT systems including telex, fax, phones, mailing, etc..

•	Accounting, legal activities, reporting, management information, etc....

•	Purchasing (services and materials), relationship with contractors, etc.

•	Taxes, such as TAXE FONCIERE, TAXE PROFESSIONNELLE and TAXE d’APPRENTISSAGE, which are based on the assets and salaries and split pro-rata to the corresponding values for the various production plants.

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•	Insurances, which are shared pro-rata to the insurance value of the various plants.

III.4 Depreciation component (DC)

This includes the book depreciation related to the production plant itself and the allocated part of the book depreciation of some common facilities.

III.5 Capital Cost Component (CCC)

The calculation of the DC and CCC of the relevant assets will be performed once a year.

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SCHEDULE 4: CURTAILMENT PROCEDURES FOR UTILITIES

Programmable curtailment systems exist for the distribution of Steam/electricity/air at the Berre Chemical. They are documented in site procedures UTI UCB INS 101, 103 and 104 which will be updated as required from time to time.

However, they will be based solely on the considerations spelled out in articles 8.9 and 8.10 of this Agreement. The procedures is available at the Berre/Aubette Complex and will be made available to the Purchaser at request.

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SCHEDULE 5: SUMF COMMITTEE AND STEERING COMMITTEE

•	The SUMF Committee shall be composed of the Purchaser’s Representative and the Supplier’s Representative. In addition, any other person requested to attend by any of the Supplier’s Representative and the Purchaser’s Representative shall attend at and report to SUMF Committee meetings.

•	The SUMF Committee shall:

(A)	monitor the preparation of the Annual Plan and Budget;

(B)	unless practical reasons necessitate direct contact between Purchaser and Supplier, meet to discuss:

(i)	changes to the SUMF Items;

(ii)	modification of any Plans;

(iii)	notification of any relevant instructions related to the use and modification of the Plant; and

(iv)	any other matters which need to be discussed.

(C)	request any actions from the Supplier necessary for the supply of SUMF Items and for the safe and appropriate use of the Plant subject to the cost impact referred to in paragraph (G) below.

(D)	identify any obstacles to meet the Purchaser’s requests.

(E)	identify any need for improvement of the provision of SUMF Items, cost targets or assets utilisation. The SUMF Committee shall define the actions required to meet the identified improvements within the framework of the Purchaser’s operation processes used in similar operations or any other industry standards agreed between the Parties pursuant to this Agreement.

(F)	provide support for the implementation of any major projects for which SUMF Items would be provided pursuant to this Agreement.

(G)	define the impact on cost of any SUMF Item modification or improvement notified or requested by the Purchaser so that it could be included in the Annual Plan and Budget wherever appropriate. The extra costs actually incurred within the amount defined by the SUMF Committee shall be charged to the Purchaser in accordance with this Agreement.

(H)	The SUMF Committee shall have the authority to develop modifications or amendments to the Schedules to this Agreement on behalf of the Parties, however, to become effective any such modifications or amendments must be put in writing and be duly signed by the Parties. The SUMF Committee shall, as needed to implement this Agreement, develop mutually agreed protocols and administrative procedures.

•	The SUMF Committee shall never be entitled to make any request that would:

(I)	result in any infringement of the law; or

(J)	would prejudice the autonomy of the Supplier in relation to its staff.

•	The SUMF Committee shall meet on a quarterly basis unless agreed otherwise.

•	The SUMF Committee will have full access to all the information related to the provision of SUMF Items to the extent reasonably required for fulfilling its tasks, including the evaluation of the performance and of the use of the Plant during such provision.

•	Any member of the SUMF Committee appointed by the Purchaser or any person expressly delegated and approved by the Supplier, which approval shall not unreasonably be withheld, shall have full access to any premises owned by the Purchaser in order to review personally the use of assets during the provision of SUMF Items.

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•	Access as agreed upon herein shall be subject to the confidentiality obligations similar to those in this Agreement.

•	The members of the SUMF Committee shall be subject to confidentiality obligations similar to those in the Agreement.

Any Dispute that cannot be resolved by the SUMF Committee will be referred to the Steering Committee. The Steering Committee shall try to solve any Disputes on a bona fide basis. Any Dispute which can not be resolved by the Steering Committee shall be submitted to binding arbitration.

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SCHEDULE 6: ALLOCATION KEYS

SITE SERVICES

MAINTENANCE

schedule 2.1 (intentionally blank)	n.a.	n.a.

OPERATIONAL SUPPORT

schedule 2.2	8.2.1 Technology Support/Development	Effort/Activity

schedule 2.3	8.2.2 Laboratory Control/Development	Effort/Activity

schedule 2.4	8.2.3 Engineering/Inspection
	• Inspection	a) Possible Prerepartition between Berre site Entities -Cf 1 b) Maintenance (item 8.1.2 & 8.1.3)
	• Engineering	Maintenance (item 8.1.2 & 8.1.3)

OTHER SITE SERVICES

schedule 2.5 (partly)	8.3.1 Site Mgt & General Services	a) Possible Prerepartition between Berre site Entities -Cf 1 b) Direct+Indirect Mfg fixed costs (item 8.1+item 8.2)
schedules 2.5 (partly) & 2.8	8.3.2 HSE & Fire Fighting	a) Possible Prerepartition between Berre site Entities -Cf 1 b) Direct+Indirect Mfg fixed costs (item 8.1+item 8.2)
schedule 2.9	8.3.3 Industrial Rates, Taxes & Insurance	Current Replacement Value (CRV)

schedules 2.6 & 2.7	8.4 IT Costs Manufacturing	a) Possible Prerepartition between Berre site Entities -Cf 1 b) Direct+Indirect Mfg fixed costs (item 8.1+item 8.2)

LOGISTICS
schedule 2.10a & b	8.8 Mfg Storage, Filling & Dispatch	Effort/Activity

schedule 2.l0c	7.1.1 Intermediate Storage Filling dispatch	Effort/Activity

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schedule 2.10c	6.2.1 Sales Order Fulfilment	Number Of Orderlines/Home Market

schedule 2.10c	7.1.2 Logistics Coordination	Number Of Orderlines/Home Market

schedule 2.10c	7.2 IT Costs – Logistics	Number Of Orderlines/Home Market

1)	If Prerepartition, either use of a SIMPLEX key: Agreement between the Berre different entities; or use of a Normal Shift Position (NSP): Repartition according to a standard

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SCHEDULE 7: DELIVERY POINTS

As a general rule the delivery point is the first flange after the meter on or inside the battery limits.

The following lists the utilities and auxiliaries to be supplied under this Agreement to the Purchaser’s Plant and the flow and/or supply meters relevant for measuring in and outgoing flows and/or quantities.

Production unit 1	TR 1/2 Meter	TR 3 Meter	KG Meter	U6700 Meter	mode of supply
Ammoniac	***	***	***	***	***
Sodium hydroxide	***	***	***	***	***
Styrene	***	***	***	***	***
Butadiene	***	***	***	***	***
Hydrogen 95%	***	***	***	***	***
Air	***	*** ***	***	***	***
Electricity2	***	***	***	***	***
HP Steam	***	***	***	***	***
MP steam	***	***	***	***	***
LP steam	***	***	***	***	***
Nitrogen	***	***	***	***	***
Cooling water	***	***	*** *** ***	***	***
Water decarbonated	***	***	***	***	***
Water industrial	***	***	***	***	***
Drinking water	***	***	***	***	***
Sulphuric acid	***	***	***	***	***
Vents to torche	***	***	***	***	***

1 Definitions:

•	[***] [Confidential Treatment Required]

•	[***] [Confidential Treatment Required]

•	[***] [Confidential Treatment Required]

•	[***] [Confidential Treatment Required]

2 The Kraton plant electricity consumption is determine by [***] [Confidential Treatment Required] plus the estimated electricity consumption of [***] [Confidential Treatment Required] (based on its installed power and run time) plus an allocation of the electricity consumption in the outside storage area ([***] [Confidential Treatment Required]).

[***] [Confidential	Treatment Required]

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Production unit 1	TR 1 / 2 Meter	TR 3 Meter	KG Meter	U6700 Meter	mode of supply
Dryer air to utilities	***	***	***	***	***

Slops	***	***	***	***	***

Condensate in KM3	***	***	***	***	***

Waste water	***	***	***	***	***

Within the complex consisting of TR1/2/3/4 and U6700 consumption will be distributed between these units.

[***] [Confidential	Treatment Required]

41	Berre SUMF Agreement (Kraton)